                                                                                                     ISDA(R)1992

                                   Copyright(C)1992 by International Swap Dealers Association, Inc.

(Multicurrency - Cross Border)

                                                                 ISDA(R)
                                             INTERNATIONAL SWAP DEALERS ASSOCIATION, INC.

                                                           MASTER AGREEMENT

                                                      dated as of March 29, 2007

BEAR STEARNS FINANCIAL PRODUCTS INC.          and        DEUTSCHE BANK TRUST COMPANY
                                                                                                               AMERICAS, NOT IN ITS
INDIVIDUAL
                                                                                                               CAPACITY BUT SOLELY AS
                                                                                                               SUPPLEMENTAL INTEREST
TRUST
                                                                                                               TRUSTEE FOR THE
BENEFIT OF RALI
                                                                                                               SERIES 2007-QS5
SUPPLEMENTAL
                                                                                                                INTEREST TRUST

have entered and/or  anticipate  entering into one of more  transactions  (each a  "Transaction")  that are or will be governed by this
Master  Agreement,  which  includes  the  schedule  (the  "Schedule"),  and  the  documents  and  other  confirming  evidence  (each  a
"Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.       INTERPRETATION

(a)      DEFINITIONS.  The terms  defined in Section 14 and in the Schedule  will have the meanings  therein  specified for the purpose of this Master Agreement.

(b)      INCONSISTENCY.  In the event of any  inconsistency  between the  provisions  of the Schedule and the other  provisions of this
Master  Agreement,  the Schedule will prevail.  In the event of any  inconsistency  between the provisions of any Confirmation and this
Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c)      SINGLE  AGREEMENT.  All  Transactions  are  entered  into  in  reliance  on the  fact  that  this  Master  Agreement  and  all
Confirmations form a single agreement between the parties  (collectively  referred to as this  "Agreement"),  and the parties would not otherwise enter into any Transactions.

2.       OBLIGATIONS

(a)      GENERAL CONDITIONS.

(i)      Each  party  will make each  payment  or  delivery  specified  in each  Confirmation  to be made by it,  subject  to the other provisions of this Agreement.

(ii)     Payments  under this  Agreement  will be made on the due date for value on that date in the place of the account  specified in the relevant  Confirmation or otherwise pursuant to this Agreement,  in freely  transferable funds and in the manner customary for payments in the required  currency.  Where settlement is by delivery (that is, other than by payment),  such delivery will be made for receipt on the due date in the manner  customary for the relevant  obligation  unless  otherwise  specified in the relevant Confirmation or elsewhere in this Agreement.

(iii)    Each  obligation of each party under Section  2(a)(i) is subject to (1) the  condition  precedent  that no Event of Default or
         Potential  Event of Default with respect to the other party has occurred and is continuing,  (2) the condition  precedent that no Early  Termination  Date in respect of the relevant  Transaction has occurred or been  effectively  designated and (3) each other applicable condition precedent specified in this Agreement.

(b)      CHANGE OF  ACCOUNT.  Either  party may change its account  for  receiving a payment or delivery by giving  notice to the other party at least five Local  Business Days prior to the scheduled  date for the payment or delivery to which such change  applies  unless such other party gives timely notice of a reasonable objection to such change.

(c)      NETTING.  If on any date amounts would otherwise be payable:

(i)      in the same currency; and

(ii)     in respect of the same Transaction,

by each party to the other.  then,  on such date,  each party's  obligation  to make  payment of any such amount will be  automatically satisfied  and  discharged  and, if the  aggregate  amount that would  otherwise  have been payable by one party  exceeds the aggregate amount  that would  otherwise  have been  payable  by the other  party,  replaced  by an  obligation  upon the party by whom the larger aggregate  amount  would  have been  payable  to pay to the other  party the excess of the larger  aggregate  amount  over the  smaller aggregate amount.

The parties may elect in respect of two or more  Transactions  that a net amount will be determined  in respect of all amounts  payable on the same date in the same  currency in respect of such  Transactions,  regardless  of whether such amounts are payable in respect of the same  Transaction.  The election may be made in the Schedule or a Confirmation by specifying that  subparagraph (ii) above will not apply to the  Transactions  identified as being subject to the  election,  together with the starting date (in which case  subparagraph
(ii) above will not, or will cease to, apply to such  Transactions  from such date). This election may be made separately for different groups of  Transactions  and will apply  separately to each pairing of Offices  through which the parties make and receive  payments or deliveries.

(d)      DEDUCTION OR WITHHOLDING FOR TAX.

(i)      Gross-Up.  All payments under this  Agreement  will be made without any deduction or withholding  for or on account of any Tax unless such  deduction  or  withholding  is  required by any  applicable  law,  as  modified by the  practice of any  relevant governmental  revenue  authority,  then in effect.  If a party is so  required  to deduct or  withhold,  then that party ("X")
         will:--

(1)      promptly notify the other party ("Y") of such requirement;

(2)      pay to the relevant  authorities  the full amount  required to be deducted or withheld  (including the full amount required to be deducted or withheld from any additional  amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining  that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

(3)      promptly  forward to Y an  official  receipt  (or a  certified  copy),  or other  documentation  reasonably  acceptable  to Y, evidencing such payment to such authorities; and

(4)      if such Tax is an  Indemnifiable  Tax,  pay to Y, in  addition  to the  payment to which Y is  otherwise  entitled  under this
                  Agreement,  such  additional  amount as is necessary to ensure that the net amount  actually  received by Y (free and clear of  Indemnifiable  Taxes.  whether assessed against X or Y) will equal ft full amount Y would have received had no such deduction or withholding been required.  However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

(A)      the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

(B)      the failure of a  representation  made by Y pursuant to Section  3(f) to be accurate  and true unless such  failure  would not have  occurred  but for (I) any action  taken by a taxing  authority,  or  brought  in a court of  competent jurisdiction,  on or after the date on which a  Transaction  is entered  into  (regardless  of whether  such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

(ii)

         Liability.  If:--

(1)      X is required by any applicable law, as modified by the practice of any relevant  governmental revenue authority,  to make any deduction or withholding  in respect of which X would not be required to pay an additional  amount to Y under Section
                  2(d)(i)(4);

(2)      X does not so deduct or withhold; and

(3)      a liability resulting from such Tax is assessed directly against X,

         then,  except to the extent Y has satisfied or then satisfies the liability  resulting from such Tax, Y will promptly pay to X the amount of such  liability  (including  any related  liability  for  interest,  but  including  any related  liability  for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)      DEFAULT  INTEREST;  OTHER AMOUNTS.  Prior to the occurrence or effective  designation of an Early  Termination Date in respect of the relevant  Transaction,  a party that defaults in the performance of any payment  obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest  (before as well as after  judgment) on the overdue  amount to the other party on demand in the same currency as such overdue  amount,  for the period from (and  including) the original due date for payment to (but excluding) the date of actual  payment,  at the Default Rate.  Such interest will be calculated on the basis of daily  compounding  and the actual number of days elapsed.  If, prior to the  occurrence or effective  designation of an Early  Termination  Date in respect of the  relevant  Transaction,  a party  defaults  in the  performance  of any  obligation  required  to be settled by  delivery,  it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.       REPRESENTATIONS

Each party  represents  to the other party (which  representations  will be deemed to be repeated by each party on each date on which a
Transaction  is entered  into and, in the case of the  representations  in Section  3(f),  at all times until the  termination  of this
Agreement) that:--

(a)      BASIC REPRESENTATIONS.

(i)      Status.  It is duly organised and validly  existing under the laws of the  jurisdiction of its  organisation or  incorporation and, if relevant under such laws, in good standing;

(ii)     Powers.  It has the power to execute this  Agreement and any other  documentation  relating to this Agreement to which it is a party,  to deliver  this  Agreement  and any other  documentation  relating  to this  Agreement  that it is  required  by this
         Agreement to deliver and to perform its  obligations  under this Agreement and any obligations it has under any Credit Support
         Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii)    No Violation or Conflict.  Such  execution,  delivery and  performance  do not violate or conflict with any law  applicable to it,  any  provision  of its  constitutional  documents,  any  order or  judgment  of any court or other  agency of  government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv)     Consents.  All  governmental  and other  consents that are required to have been obtained by it with respect to this Agreement or any Credit  Support  Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v)      Obligations  Binding.  Its obligations  under this Agreement and any Credit Support Document to which it is a party constitute its legal,  valid and binding  obligations,  enforceable  in accordance  with their  respective  terms  (subject to applicable bankruptcy,  reorganisation,  insolvency,  moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability,  to equitable  principles of general application  (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b)

ABSENCE OF CERTAIN EVENTS.  No Event of Default or Potential Event of Default or, to its knowledge,  Termination  Event with respect to it has occurred and is continuing  and no such event or  circumstance  would occur as a result of its entering  into or performing  its obligations under this Agreement or any Credit Support Document to which it is a party.

(c)      ABSENCE  OF  LITIGATION.  There is not  pending  or, to its  knowledge,  threatened  against it or any of its  Affiliates  any action, suit or proceeding at law or in equity or before any court,  tribunal,  governmental body, agency or official or any arbitrator that is likely to affect the  legality,  validity or  enforceability  against it of this  Agreement or any Credit  Support  Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d)      ACCURACY OF  SPECIFIED  INFORMATION.  All  applicable  information  that is  furnished in writing by or on behalf of it to the other party and is  identified  for the purpose of this  Section  3(d) in the  Schedule  is, as of the date of the  information,  true, accurate and complete in every material respect.

(e)      PAYER TAX REPRESENTATION.  Each  representation  specified in the Schedule as being made by it for the purpose of this Section
3(e) is accurate and true.

(f)      PAYEE TAX  REPRESENTATIONS.  Each  representation  specified  in the  Schedule  as being  made by it for the  purpose  of this
Section 3(f) is accurate and true.

4.       AGREEMENTS

Each party  agrees  with the other that,  so long as either  party has or may have any  obligation  under this  Agreement  or under any
Credit Support Document to which it is a party:--

(a)      FURNISH  SPECIFIED  INFORMATION.  It will deliver to the other party or, in certain cases under  subparagraph  (iii) below, to such government or taxing authority as the other party reasonably directs:--

(i)      any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii)     any other documents specified in the Schedule of any Confirmation; and

(iii)    upon reasonable  demand by such other party,  any form or document that may be required or reasonably  requested in writing in order to allow such other  party or its Credit  Support  Provider to make a payment  under this  Agreement  or any  applicable
         Credit  Support  Document  without  any  deduction  or  withholding  for or on  account of any Tax or with such  deduction  or withholding  at a  reduced  rate (so long as the  completion,  execution  or  submission  of such form or  document  would not materially  prejudice  the  legal or  commercial  position  of the party in  receipt  of such  demand),  with any such form or document to be accurate and  completed in a manner  reasonably  satisfactory  to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b)      MAINTAIN  AUTHORISATIONS.  It will use all  reasonable  efforts to  maintain  in full force and  effect  all  consents  of any governmental  or other  authority that are required to be obtained by it with respect to this Agreement or any Credit Support  Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c)      COMPLY WITH LAWS. It will comply in all material  respects with all  applicable  laws and orders to which it may be subject if failure so to comply  would  materially  impair its ability to perform  its  obligations  under this  Agreement  or any Credit  Support
Document to which it is a party.

(d)      TAX AGREEMENT.  It will give notice of any failure of a  representation  made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)      PAYMENT  OF STAMP  TAX.  Subject  to  Section  11, it will pay any Stamp Tax  levied or  imposed  upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

organised,  managed and  controlled.  or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this  Agreement is located  ("Stamp Tax  Jurisdiction")  and will  indemnify the other party against any Stamp Tax levied or imposed  upon the other party or in respect of the other  party's  execution  or  performance  of this  Agreement by any such Stamp Tax
Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.       EVENTS OR DEFAULT AND TERMINATION EVENTS

(a)      EVENTS OF DEFAULT.  The  occurrence  at any time with respect to a party or, if  applicable,  any Credit  Support  Provider of such  party or any  Specified  Entity of such  party of any of the  following  events  constitutes  an event of  default  (an "Event of
Default") with respect to such party:--

(i)      Failure to Pay or  Deliver.  Failure by the party to make,  when due,  any payment  under this  Agreement  or  delivery  under
         Section  2(a)(i) or 2(e)  required to be made by it if such failure is not remedied on or before the third Local  Business Day after notice of such failure is given to the party;

(ii)     Breach of  Agreement.  Failure by the party to comply with or perform any  agreement or  obligation  (other than an obligation to make any payment under this  Agreement or delivery under Section  2(a)(i) or 2(e) or to give notice of a Termination  Event or any agreement or  obligation  under  Section  4(a)(i),  4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance  with this  Agreement if such failure is not remedied on or before the  thirtieth  day after notice of such failure is given to the party;

(iii)    Credit Support Default.

(1)      Failure by the party or any Credit  Support  Provider of such party to comply with or perform any  agreement or  obligation to be complied  with or performed by it in  accordance  with any Credit  Support  Document if such failure is continuing after any applicable grace period has elapsed;

(2)      the expiration or termination  of such Credit  Support  Document or the failing or ceasing of such Credit Support  Document to be in full force and effect for the  purpose of this  Agreement  (in either  case other than in  accordance  with its terms)  prior to the  satisfaction  of all  obligations  of such party  under each  Transaction  to which such Credit
                  Support Document relates without the written consent of the other party; or

(3)      the party or such Credit Support Provider  disaffirms,  disclaims,  repudiates or rejects,  in whole or in part, or challenges the validity of, such Credit Support Document;

(iv)     Misrepresentation.  A  representation  (other than a  representation  under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit  Support  Provider of such party in this Agreement or any Credit Support
         Document  proves to have been  incorrect or  misleading  in any material  respect when made or repeated or deemed to have been made or repeated;

(v)      Default  under  Specified  Transaction.  The party,  any Credit  Support  Provider of such party or any  applicable  Specified
         Entity  of such  party (1)  defaults  under a  Specified  Transaction  and,  after  giving  effect  to any  applicable  notice requirement or grace period,  there occurs a liquidation  of, an acceleration  of obligations  under, or an early  termination of, that Specified  Transaction,  (2) defaults,  after giving effect to any applicable notice  requirement or grace period, in making any payment or delivery  due on the last  payment,  delivery or exchange  date of, or any payment on early  termination of, a Specified  Transaction  (or such default  continues  for at least three Local  Business  Days if there is no  applicable notice  requirement or grace period) or (3)  disaffirms,  disclaims,  repudiates or rejects,  in whole or in part, a Specified
         Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi)     Cross Default.  If "Cross  Default" is specified in the Schedule as applying to the party,  the occurrence or existence of (1)
         a default, event of default or other similar condition or event (however described) in respect of such party,  any Credit  Support  Provider of such party or any applicable  Specified  Entity of such party  under one or more  agreements  or  instruments  relating  to  Specific  Indebtedness  of any of them  (individually  or collectively)  in an aggregate  amount of not less than the applicable  Threshold  Amount (as specified in the Schedule) which has resulted in such Specified  Indebtedness  becoming,  or becoming  capable at such time of being declared,  due and payable under such  agreements or  instruments,  before it would  otherwise  have been due and payable or (2) a default by such party, such Credit Support  Provider or such Specified  Entity  (individually  or collectively) in making one or more payments on the due date  thereof  in an  aggregate  amount  of not less  than the  applicable  Threshold  Amount  under  such  agreements  or instruments (after giving effect to any applicable notice requirement or grace period);

(vii)    Bankruptcy.  The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:-

                  (1) is dissolved  (other than  pursuant to a  consolidation,  amalgamation  or merger);  (2) becomes  insolvent or is unable to pay its debts or fails or admits in writing its  inability  generally  to pay its debts as they become due;
                  (3) makes a general assignment,  arrangement or composition with or for the benefit of its creditors;  (4) institutes or has  instituted  against it a proceeding  seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency  law or other similar law affecting  creditors'  rights,  or a petition is presented for its winding-up or liquidation,  and, in the case of any such proceeding or petition  instituted or presented  against it, such  proceeding  or petition (A) results in a judgment of  insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation  or (B) is not  dismissed,  discharged,  stayed or restrained in each case within 30 days of the institution or presentation  thereof,  (5) has a resolution  passed for its winding-up, official management or liquidation (other than pursuant to a consolidation,  amalgamation or merger);
                  (6) seeks or becomes subject to the appointment of an administrator,  provisional liquidator,  conservator, receiver, trustee,  custodian or other similar  official for it or for all or substantially  all its assets;  (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment,  sequestration or other legal process levied,  enforced or sued on or against all or  substantially  all its assets and such secured party maintains  possession,  or any such process is not dismissed,  discharged,  stayed or restrained,  in each case within 30 days thereafter;  (8) causes or is subject to any event with respect to it which. under the applicable laws of any  jurisdiction,  has an analogous effect to any of the events  specified in clauses (1) to (7) (inclusive);  or
                  (9) takes any action in furtherance  of, or indicating its consent to,  approval of, or  acquiescence  in, any of the foregoing acts; or

(viii)   Merger  Without  Assumption.  The party or any Credit Support  Provider of such party  consolidates  or  amalgamates  with, or merges  with or  into,  or  transfers  all or  substantially  all its  assets  to,  another  entity  and,  at the time of such consolidation, amalgamation, merger or transfer: -

(1)      the  resulting,  surviving or  transferee  entity  fails to assume all the  obligations  of such party or such Credit  Support
                  Provider under this Agreement or any Credit Support  Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

(2)      the benefits of any Credit  Support  Document fail to extend  (without the consent of the other party) to the  performance  by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b)      TERMINATION  EVENTS.  The  occurrence at any time with respect to a party or, if applicable,  any Credit  Support  Provider of such party or any Specified  Entity of such party of any event specified  below  constitutes an Illegality if the event is specified in
(i) below,  a Tax Event if the event is  specified  in (ii) below or a Tax Event Upon Merger if the event is  specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified  pursuant to (iv) below or an Additional  Termination Event if the event is specified pursuant to
(v) below:--

(i)      Illegality.  Due to the adoption of, or any change in, any  applicable  law after the date on which a  Transaction  is entered into, or due to the  promulgation  of, or any change in, the  interpretation  by any court,  tribunal or regulatory  authority with competent  jurisdiction  of any applicable law after such date. it becomes  unlawful  (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

(1)      to perform  any  absolute  or  contingent  obligation  to make a payment or  delivery  or to receive a payment or  delivery in respect of such  Transaction  or to comply  with any other  material  provision  of this  Agreement  relating to such
                  Transaction; or

(2)      to perform,  or for any Credit Support  Provider of such party to perform,  any contingent or other obligation which the party
                  (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

(ii)     Tax Event. Due to (x) any action taken by a taxing  authority,  or brought in a court of competent  jurisdiction,  on or after the date on which a  Transaction  is entered  into  (regardless  of whether  such action is taken or brought with respect to a party to this  Agreement)  or (y) a Change in Tax Law,  the party  (which  will be the  Affected  Party)  will,  or there is a substantial  likelihood that it will, on the next succeeding  Scheduled Payment Date (1) be required to pay to the other party an  additional  amount in respect of an  Indemnifiable  Tax under  Section  2(d)(i)(4)  (except in respect of  interest  under
         Section  2(e),  6(d)(ii) or 6(e)) or (2) receive a payment  from which an amount is required to be deducted or withheld for or on account of a Tax  (except in  respect of  interest  under  Section  2(e),  6(d)(ii)  or 6(e)) and no  additional  amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii)    Tax Event Upon Merger.  The party (the  "Burdened  Party") on the next  succeeding  Scheduled  Payment Date will either (1) be required  to pay an  additional  amount in respect of an  Indemnifiable  Tax under  Section  2(d)(i)(4)  (except in respect of interest  under  Section  2(e),  6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any  Indemnifiable  Tax in respect of which the other party is not required to pay an  additional  amount
         (other than by reason of Section  2(d)(i)(4)(A)  or (B)), in either case as a result of a party  consolidating or amalgamating with, or merging with or into, or  transferring  all or  substantially  all its assets to,  another  entity (which will be the
         Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv)     Credit Event Upon  Merger.  If "Credit  Event Upon  Merger" is specified in the Schedule as applying to the party,  such party
         ("X"),  any Credit Support Provider of X or any applicable  Specified Entity of X consolidates or amalgamates  with, or merges with or into, or transfers  all or  substantially  all its assets to,  another  entity and such action does not  constitute an event  described  in  Section  5(a)(viii)  but the  creditworthiness  of the  resulting,  surviving  or  transferee  entity is materially  weaker than that of X, such Credit Support  Provider or such  Specified  Entity,  as the case may be,  immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); of

(v)      Additional  Termination  Event.  If any  "Additional  Termination  Event" is specified in the Schedule or any  Confirmation as applying.  the occurrence of such event (and, in such event.  the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c)      EVENT OF DEFAULT AND  ILLEGALITY.  If an event or circumstance  which would  otherwise  constitute or give rise to an Event of
Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.  EARLY TERMINATION

(a)      RIGHT TO TERMINATE  FOLLOWING  EVENT OF DEFAULT.  If at any time an Event of Default with respect to a party (the  "Defaulting
Party") has occurred and is then continuing,  the other party (the "Non-defaulting  Party") may, by not more than 20 days notice to the
Defaulting  Party  specifying  the relevant  Event of Default,  designate a day not earlier than the day such notice is effective as an
Early  Termination Date in respect of all outstanding  Transactions.  If, however,  "Automatic  Early  Termination" is specified in the
Schedule as applying to a party,  then an Early  Termination  Date in respect of all outstanding  Transactions  will occur  immediately upon the  occurrence  with respect to such party of an Event of Default  specified in Section  5(a)(vii)(l),  (3),  (5), (6) or, to the
extent  analogous  thereto,  (8),  and  as of the  time  immediately  preceding  the  institution  of the  relevant  proceeding  or the presentation  of the relevant  petition  upon the  occurrence  with  respect to such party of an Event of Default  specified in Section
5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)      RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

(i)      Notice.  If a Termination  Event occurs,  an Affected Party will,  promptly upon becoming aware of it, notify the other party, specifying  the nature of that  Termination  Event and each  Affected  Transaction  and will also give such other  information about that Termination Event as the other party may reasonably require.

(ii)     Transfer to Avoid  Termination  Event.  If either an Illegality  under  Section  5(b)(i)(1) or a Tax Event occurs and there is only one Affected  Party,  or if a Tax Event Upon Merger  occurs and the Burdened  Party is the Affected  Party,  the Affected
         Party will, as a condition to its right to designate an Early  Termination  Date under Section  6(b)(iv),  use all  reasonable efforts (which will not require such party to incur a loss, excluding  immaterial,  incidental expenses) to transfer within 20 days after it gives  notice  under  Section  6(b)(i) all its rights and  obligations  under this  Agreement  in respect of the
         Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the  Affected  Party is not able to make such a transfer it will give notice to the other party to that effect  within such
         20 day period,  whereupon  the other party may effect such a transfer  within 30 days after the notice is given under  Section
         6(b)(i).

         Any such transfer by a party under this Section  6(b)(ii) will be subject to and  conditional  upon the prior written  consent of the other party,  which consent will not be withheld if such other party's  policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii)    Two Affected  Parties.  If an Illegality  under Section  5(b)(i)(1) or a Tax Event occurs and there are two Affected  Parties, each party will use all  reasonable  efforts to reach  agreement  within 30 days after notice  thereof is given under  Section
         6(b)(i) on action to avoid that Termination Event.

(iv)     Right to Terminate.  If:--

(1)      a transfer  under Section  6(b)(ii) or an agreement  under Section  6(b)(iii),  as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2)      an Illegality under Section 5(b)(i)(2),  a Credit Event Upon Merger or an Additional  Termination Event occurs, or a Tax Event
                  Upon Merger occurs and the Burdened Party is not the Affected Party,

         either party in the case of an Illegality,  the Burdened  Party in the case of a Tax Event Upon Merger,  any Affected Party in the case of a Tax Event or an Additional  Termination  Event if there is more than one Affected  Party,  or the party which is not the  Affected  Party in the case of a Credit  Event Upon Merger or an  Additional  Termination  Event if there is only one
         Affected  Party may, by not more than 20 days notice to the other party and provided  that the relevant  Termination  Event is then

         continuing,  designate a day not earlier than the day such notice is effective as an Early  Termination Date in respect of all
         Affected Transactions.

(c)      EFFECT OF DESIGNATION.

(i)      If notice  designating an Early  Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

(ii)     Upon the occurrence or effective  designation of an Early  Termination  Date, no further  payments or deliveries under Section
         2(a)(i) or 2(e) in respect of the  Terminated  Transactions  will be required to be made,  but without  prejudice to the other provisions  of this  Agreement.  The  amount,  if any,  payable in respect of an Early  Termination  Date shall be  determined pursuant to Section 6(e).

(d)      CALCULATIONS.

(i)      Statement.  On or as soon as reasonably  practicable  following the occurrence of an Early  Termination  Date, each party will make the  calculations  on its part, if any,  contemplated by Section 6(e) and will provide to the other party a statement (1)
         showing,  in reasonable detail,  such calculations  (including all relevant quotations and specifying any amount payable under
         Section 6(e)) and (2) giving  details of the relevant  account to which any amount payable to it is to be paid. In the absence of written  confirmation from the source of a quotation  obtained in determining a Market Quotation,  the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

(ii)     Payment Date. An amount  calculated as being due in respect of any Early  Termination  Date under Section 6(e) will be payable on the day that notice of the amount  payable is effective  (in the case of an Early  Termination  Date which is designated or occurs as a result of an Event of Default)  and on the day which is two Local  Business  Days after the day on which notice of the amount  payable is effective  (in the case of an Early  Termination  Date which is designated as a result of a Termination
         Event).  Such amount will be paid together with (to the extent  permitted under  applicable  law) interest  thereon (before as well as after  judgment) in the  Termination  Currency,  from (and  including)  the relevant  Early  Termination  Date to (but excluding)  the date such amount is paid,  at the  Applicable  Rate.  Such  interest  will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e)      PAYMENTS ON EARLY  TERMINATION.  If an Early  Termination  Date  occurs,  the  following  provisions  shall apply based on the parties' election in the Schedule of a payment measure,  either "Market Quotation" or "Loss",  and a payment method,  either the "First
Method" or the "Second  Method".  If the parties  fail to designate a payment  measure or payment  method in the  Schedule,  it will be deemed that "Market  Quotation" or the "Second Method",  as the case may be, shall apply. The amount,  if any, payable in respect of an
Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i)      Events of Default.  If the Early Termination Date results from an Event of Default:--

(1)      First Method and Market  Quotation.  If the First Method and Market  Quotation  apply,  the  Defaulting  Party will pay to the
                  Non-defaulting  Party the excess, if a positive number,  of (A) the sum of the Settlement  Amount  (determined by the
                  Non-defaulting  Party) in respect of the  Terminated  Transactions  and the  Termination  Currency  Equivalent of the
                  Unpaid Amounts owing to the Non-defaulting  Party over (B) the Termination  Currency Equivalent of the Unpaid Amounts
                  owing to the Defaulting Party.

(2)      First Method and Loss. If the First Method and Loss apply,  the Defaulting  Party will pay to the  Non-defaulting  Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

(3)      Second Method and Market  Quotation.  If the Second Method and Market  Quotation apply, an amount will be payable equal to (A)
                  the sum of the Settlement Amount (determined by the

                  Non-defaulting  Party) in respect of the  Terminated  Transactions  and the  Termination  Currency  Equivalent of the
                  Unpaid Amounts owing to the Non-defaulting  Party less (B) the Termination  Currency Equivalent of the Unpaid Amounts
                  owing to the  Defaulting  Party.  If that  amount is a  positive  number,  the  Defaulting  Party  will pay it to the
                  Non-defaulting  Party;  if it is a negative  number,  the  Non-defaulting  Party will pay the absolute  value of that amount to the Defaulting Party.

(4)      Second  Method and Loss. If the Second Method and Loss apply,  an amount will be payable equal to the  Non-defaulting  Party's
                  Loss in respect of this  Agreement.  If that amount is a positive  number,  the  Defaulting  Party will pay it to the
                  Non-defaulting  Party;  if it is a negative  number,  the  Non-defaulting  Party will pay the absolute  value of that amount to the Defaulting Party.

(ii)     Termination Events.  If the Early Termination Date results from a Termination Event:--

(1)      One  Affected  Party.  If there is one Affected  Party,  the amount  payable will be  determined  in  accordance  with Section
                  6(e)(i)(3),  if Market  Quotation  applies,  or Section  6(e)(i)(4),  if Loss  applies,  except that, in either case, references to the Defaulting  Party and to the  Non-defaulting  Party will be deemed to be references to the Affected
                  Party and the party  which is not the  Affected  Party,  respectively,  and,  if Loss  applies and fewer than all the
                  Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2)      Two Affected Parties.  If there are two Affected Parties:--

(A)      if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated  Transactions,  and an amount will be payable equal to (I) the sum of (a) one-half of the difference  between the Settlement Amount of the party with the higher  Settlement  Amount ("X") and the Settlement Amount of the party with the lower
                           Settlement  Amount ("Y") and (b) the Termination  Currency  Equivalent of the Unpaid Amounts owing to X less
                           (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

(B)      if Loss applies,  each party will determine its Loss in respect of this Agreement (or, if fewer than all the  Transactions are being  terminated,  in respect  of all  Terminated  Transactions)  and an amount  will be  payable  equal to one-half  of the  difference  between  the Loss of the party with the higher  Loss ("X") and the Loss of the party with the lower Loss ("Y").

                  If the amount payable is a positive  number,  Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii)    Adjustment for Bankruptcy.  In  circumstances  where an Early  Termination Date occurs because  "Automatic Early  Termination"
         applies in respect of a party,  the amount  determined  under this  Section  6(e) will be subject to such  adjustments  as are appropriate  and  permitted by law to reflect any payments or deliveries  made by one party to the other under this  Agreement
         (and  retained  by such other  party)  during the period  from the  relevant  Early  Termination  Date to the date for payment determined under Section 6(d)(ii).

(iv)     Pre-Estimate.  The  parties  agree  that if Market  Quotation  applies an amount  recoverable  under  this  Section  6(e) is a reasonable  pre-estimate of loss and not a penalty.  Such amount is payable for the loss of bargain and the loss of protection against  future  risks and except as  otherwise  provided  in this  Agreement  neither  party will be  entitled to recover any additional damages as a consequence of such losses.

7.  TRANSFER

Subject to Section  6(b)(ii),  neither this  Agreement  nor any interest or obligation  in or under this  Agreement may be  transferred
(whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a)      a party may make such a transfer of this Agreement  pursuant to a consolidation or amalgamation  with, or merger with or into, or transfer of all or  substantially  all its assets to, another entity (but without  prejudice to any other right or remedy under this
Agreement); and

(b)      a party may make such a transfer  of all or any part of its  interest  in any amount  payable  to it from a  Defaulting  Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       CONTRACTUAL CURRENCY

(a)      PAYMENT IN THE  CONTRACTUAL  CURRENCY.  Each payment under this Agreement will be made in the relevant  currency  specified in this  Agreement  for that payment (the  "Contractual  Currency").  To the extent  permitted by applicable  law, any  obligation to make payments  under this  Agreement in the  Contractual  Currency will not be  discharged or satisfied by any tender in any currency  other than the  Contractual  Currency,  except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable  manner and in good faith in converting  the currency so tendered  into the  Contractual  Currency,  of the full amount in the  Contractual  Currency  of all  amounts  payable  in  respect  of this  Agreement.  If for any  reason  the amount in the
Contractual  Currency so received  falls short of the amount in the  Contractual  Currency  payable in respect of this  Agreement,  the party required to make the payment will, to the extent  permitted by applicable  law,  immediately  pay such  additional  amount in the
Contractual  Currency as may be necessary to compensate for the shortfall.  If for any reason the amount in the Contractual Currency so received  exceeds the amount in the Contractual  Currency  payable in respect of this  Agreement,  the party receiving the payment will refund promptly the amount of such excess.

(b)      JUDGMENTs.  To the extent  permitted  by  applicable  law, if any  judgment or order  expressed  in a currency  other than the
Contractual  Currency is rendered  (i) for the payment of any amount  owing in respect of this  Agreement,  (ii) for the payment of any amount  relating to any early  termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount  described in (i) or (ii) above, the party seeking  recovery,  after recovery in full of the aggregate amount to which such party is entitled  pursuant to the judgment or order,  will be entitled to receive  immediately  from the other party the amount of any shortfall of the  Contractual  Currency  received by such party as a consequence  of sums paid in such other currency and will refund  promptly to the other party any excess of the  Contractual  Currency  received by such party as a consequence of sums paid in such other  currency if such  shortfall or such excess  arises or results from any  variation  between the rate of exchange at which the  Contractual  Currency is converted  into the currency of the judgment or order for the purposes of such  judgment or order and the rate of exchange at which such party is able,  acting in a reasonable  manner and in good faith in  converting  the  currency  received into the Contractual  Currency,  to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party.  The term "rate of exchange"  includes,  without  limitation,  any  premiums  and costs of exchange  payable in connection with the purchase of or conversion into the Contractual Currency.

(c)      SEPARATE  INDEMNITIES.  To the extent  permitted by applicable  law, these  indemnities  constitute  separate and  independent obligations  from the other  obligations in this  Agreement,  will be enforceable as separate and  independent  causes of action,  will apply  notwithstanding  any  indulgence  granted by the party to which any payment is owed and will not be  affected by judgment  being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d)      EVIDENCE OF LOSS.  For the purpose of this  Section 8, it will be  sufficient  for a party to  demonstrate  that it would have suffered a loss had an actual exchange or purchase been made.

9.  MISCELLANEOUS

(a)      ENTIRE  AGREEMENT.  This  Agreement  constitutes  the entire  agreement and  understanding  of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b)      AMENDMENTS.  No  amendment,  modification  or waiver  in  respect  of this  Agreement  will be  effective  unless  in  writing
(including  a writing  evidenced  by a facsimile  transmission)  and  executed by each of the  parties or  confirmed  by an exchange of telexes or electronic messages on an electronic messaging system.

(c)      SURVIVAL OF  OBLIGATIONS.  Without  prejudice to Sections  2(a)(iii) and 6(c)(ii),  the  obligations of the parties under this
Agreement will survive the termination of any Transaction.

(d)      REMEDIES  CUMULATIVE.  Except as provided in this  Agreement,  the rights,  powers,  remedies and privileges  provided in this
Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)      COUNTERPARTS AND CONFIRMATIONS.

(i)      This Agreement (and each  amendment,  modification  and waiver in respect of it) may be executed and delivered in counterparts
         (including by facsimile transmission), each of which will be deemed an original.

(ii)     The  parties  intend that they are legally  bound by the terms of each  Transaction  from the moment they agree to those terms
         (whether orally or otherwise).  A Confirmation  shall be entered into as soon as practicable and may be executed and delivered in  counterparts  (including  by  facsimile  transmission)  or be created by an  exchange  of  telexes  or by an  exchange  of electronic  messages on an electronic  messaging system,  which in each case will be sufficient for all purposes to evidence a binding  supplement to this  Agreement.  The parties will specify  therein or through  another  effective  means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f)      NO WAIVER OF RIGHTS.  A failure or delay in exercising  any right,  power or privilege in respect of this  Agreement  will not be  presumed  to operate as a waiver,  and a single or partial  exercise  of any right,  power or  privilege  will not be  presumed  to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g)      HEADINGS.  The headings used in this Agreement are for  convenience  of reference only and are not to affect the  construction of or to be taken into consideration in interpreting this Agreement.

10.      OFFICES; MULTIBRANCH PARTIES

(a)      If Section 10(a) is specified in the Schedule as applying,  each party that enters into a Transaction  through an Office other than its head or home office  represents  to the other party  that,  notwithstanding  the place of booking  office or  jurisdiction  of incorporation  or  organisation  of such party,  the  obligations of such party are the same as if it had entered into the  Transaction through its head or home office.  This  representation  will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)      Neither  party may  change the  Office  through  which it makes and  receives  payments  or  deliveries  for the  purpose of a
Transaction without the prior written consent of the other party.

(c)      If a party is specified as a  Multibranch  Party in the  Schedule,  such  Multibranch  Party may make and receive  payments or deliveries  under any  Transaction  through any Office  listed in the  Schedule,  and the Office  through  which it makes and  receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.      EXPENSES

A  Defaulting  Party will,  on demand,  indemnify  and hold  harmless  the other party for and  against  all  reasonable  out-of-pocket expenses,  including  legal fees and Stamp Tax,  incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document

to which the Defaulting  Party is a party or by reason of the early  termination  of any  Transaction,  including,  but not limited to, costs of collection.

12.      NOTICES

(a)      EFFECTIVENESS.  Any notice or other  communication  in respect of this  Agreement  may be given in any manner set forth  below
(except that a notice or other  communication under Section 5 or 6 may not be given by facsimile  transmission or electronic  messaging system) to the address or number or in accordance  with the electronic  messaging  system details  provided (see the Schedule) and will be deemed effective as indicated:--

(i)      if in writing and delivered in person or by courier, on the date it is delivered;

(ii)     if sent by telex, on the date the recipient's answerback is received;

(iii)    if sent by facsimile  transmission,  on the date that  transmission is received by a responsible  employee of the recipient in legible form (it being agreed that the burden of proving  receipt will be on the sender and will not be met by a  transmission report generated by the sender's facsimile machine);

(iv)     if sent by certified or registered  mail (airmail,  if overseas) or the equivalent  (return  receipt  requested),  on the date that mail is delivered or its delivery is attempted; or

(v)      if sent by electronic messaging system, on the date that electronic message is received,

unless  the date of that  delivery  (or  attempted  delivery)  or that  receipt  as  applicable,  is not a Local  Business  Day or that communication  is delivered (or attempted) or received,  as  applicable,  after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b)      CHANGE OF  ADDRESSES.  Either  party may by notice to the other change the address,  telex or facsimile  number or  electronic messaging system details at which notices or other communications are to be given to all

13.      GOVERNING LAW AND JURISDICTION

(a)      GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b)      JURISDICTION.  With  respect  to any suit,  action or  proceedings  relating  to this  Agreement  ("Proceedings"),  each party irrevocably:--

(i)      submits to the  jurisdiction  of the English  courts,  if this Agreement is expressed to be governed by English law, or to the non-exclusive  jurisdiction  of the  courts of the State of New York and the  United  States  District  Court  located  in the
         Borough of  Manhattan  in New York City,  if this  Agreement is expressed to be governed by the laws of the State of New York;
         and

(ii)     waives any  objection  which it may have at any time to the  laying of venue of any  Proceedings  brought  in any such  court, waives any claim that such  Proceedings  have been brought in an  inconvenient  forum and further  waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement  precludes either party from bringing  Proceedings in any other jurisdiction  (outside,  if this Agreement is expressed to be governed by English law, the Contracting  States,  as defined in Section 1(3) of the Civil  Jurisdiction  and Judgments
Act 1982 or any  modification,  extension or re-enactment  thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c)      SERVICE OF PROCESS.  Each party  irrevocably  appoints the Process Agent (if any) specified  opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's  Process Agent is unable to act as such,  such party will promptly notify the other party and within 30 days appoint a substitute  process agent  acceptable to the other party. The parties  irrevocably  consent to service of process given in the manner provided  for notices in Section 12.  Nothing in this  Agreement  will affect the right of either  party to serve  process in any other manner permitted by law.

(d)      WAIVER OF  IMMUNITIES.  Each party  irrevocably  waives,  to the fullest extent  permitted by applicable  law, with respect to itself and its revenues and assets  (irrespective  of their use or intended  use),  all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii)  jurisdiction of any court,  (iii) relief by way of injunction,  order for specific  performance or for recovery of property,  (iv)  attachment of its assets  (whether  before or after  judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might  otherwise be entitled in any  Proceedings in the courts of any  jurisdiction  and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.      DEFINITIONS

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected  Transactions"  means (a) with respect to any  Termination  Event  consisting of an  Illegality,  Tax Event or Tax Event Upon
Merger,  all Transactions  affected by the occurrence of such Termination  Event and (b) with respect to any other  Termination  Event, all Transactions.

"Affiliate" means, subject to the Schedule,  in relation to any person, any entity controlled,  directly or indirectly,  by the person, any entity that  controls,  directly or  indirectly,  the person or any entity  directly or  indirectly  under common  control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a)      in respect of obligations  payable or deliverable (or which would have been but for Section  2(a)(iii)) by a Defaulting Party, the Default Rate;

(b)      in respect of an  obligation  to pay an amount  under  Section  6(e) of either  party from and after the date  (determined  in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c)      in  respect of all other  obligations  payable or  deliverable  (or which  would  have been but for  Section  2(a)(iii))  by a
Non-defaulting Party, the Non-default Rate; and

(d)       in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment,  promulgation,  execution or ratification of, or any change in or amendment to, any law (or in the application or official  interpretation  of any law) that occurs on or after the date on which the relevant  Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default  Rate" means a rate per annum equal to the cost  (without  proof or evidence  of any actual  cost) to the  relevant  payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable  Tax" means any Tax other than a Tax that would not be imposed in respect of a payment  under this  Agreement  but for a present or former connection  between the jurisdiction of the government or taxation  authority  imposing such Tax and the recipient of such  payment or a person  related to such  recipient  (including,  without  limitation,  a connection  arising from such  recipient or related person being or having been a citizen or resident of such jurisdiction,  or being or having been organised,  present or engaged in a trade or  business in such  jurisdiction,  or having or having had a  permanent  establishment  or fixed place of business in such jurisdiction,  but excluding a connection  arising solely from such recipient or related person having executed,  delivered,  performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law"  includes  any treaty,  law,  rule or  regulation  (as  modified,  in the case of tax  matters,  by the  practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means,  subject to the Schedule,  a day on which  commercial  banks are open for business  (including  dealings in foreign exchange and foreign currency  deposits) (a) in relation to any obligation under Section 2(a)(i),  in the place(s) specified in the relevant  Confirmation or, if not so specified,  as otherwise agreed by the parties in writing or determined pursuant to provisions contained,  or incorporated  by reference,  in this  Agreement,  (b) in relation to any other payment,  in the place where the relevant account is located and, if different.  in the principal  financial centre, if any, of the currency of such payment,  (c) in relation to any notice or other  communication,  including  notice  contemplated  under Section  5(a)(i),  in the city specified in the address for notice  provided by the  recipient  and, in the case of a notice  contemplated  by Section  2(b),  in the place where the  relevant new account is to be located and (d) in relation to Section  5(a)(v)(2),  in the relevant  locations for  performance  with respect to such
Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated  Transactions,  as the case may be, and a party, the Termination
Currency  Equivalent  of an amount that party  reasonably  determines in good faith to be its total losses and costs (or gain, in which case  expressed  as a negative  number) in  connection  with this  Agreement  or that  Terminated  Transaction  or group of  Terminated
Transactions,  as the case may be,  including  any loss of  bargain,  cost of funding  or, at the  election  of such party but  without duplication,  loss or cost  incurred as a result of its  terminating,  liquidating,  obtaining or  reestablishing  any hedge or related trading  position (or any gain  resulting  from any of them).  Loss  includes  losses and costs (or gains) in respect of any payment or delivery  required to have been made (assuming  satisfaction  of each applicable  condition  precedent) on or before the relevant Early
Termination Date and not made, except, so as to avoid duplication,  if Section 6(c)(i)(1) or (3) or 6(e)(ii)(2)(A)  applies.  Loss does not include a party's legal fees and  out-of-pocket  expenses  referred to under Section 11. A party will  determine its Loss as of the relevant  Early  Termination  Date,  or, if that is not  reasonably  practicable,  as of the earliest date  thereafter as is reasonably practicable.  A party may (but need not)  determine its Loss by reference to  quotations  of relevant  rates or prices from one or more leading dealers in the relevant markets.

"Market  Quotation"  means,  with  respect to one or more  Terminated  Transactions  and a party  making the  determination,  an amount determined on the basis of quotations from Reference  Market-makers.  Each quotation will be for an amount,  if any, that would be paid to such party  (expressed as a negative  number) or by such party  (expressed as a positive  number) in  consideration  of an agreement between such party (taking into account any existing  Credit  Support  Document with respect to the  obligations of such party) and the quoting  Reference  Market-maker to enter into a transaction (the "Replacement  Transaction")  that would have the effect of preserving for such party the economic  equivalent of any payment or delivery  (whether the  underlying  obligation was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent) by the parties under Section 2(a)(i) in respect of such Terminated
Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required  after that date.  For this  purpose,  Unpaid  Amounts in respect of the  Terminated  Transaction  or group of Terminated
Transactions are to be excluded but,  without  limitation,  any payment or delivery that would, but for the relevant Early  Termination
Date, have been required  (assuming  satisfaction of each applicable  condition  precedent) after that Early  Termination Date is to be included.  The Replacement  Transaction  would be subject to such  documentation as such party and the Reference  Market-maker  may, in good faith,  agree.  The party  making the  determination  (or its agent)  will  request  each  Reference  Market-maker  to provide its quotation to the extent  reasonably  practicable as of the same day and time (without  regard to different time zones) on or as soon as reasonably  practicable  after the relevant Early  Termination  Date. The day and time as of which those  quotations are to be obtained will be selected in good faith by the party  obliged to make a  determination  under  Section  6(e),  and, if each party is so obliged, after  consultation  with the other. If more than three  quotations are provided,  the Market  Quotation will be the arithmetic mean of the quotations,  without regard to the quotations  having the highest and lowest values, If exactly three such quotations are provided, the Market Quotation will be the quotation  remaining after disregarding the highest and lowest quotations.  For this purpose,  if more than one quotation has the same highest value or lowest value,  then one of such quotations  shall be disregarded.  If fewer than three quotations are provided,  it will be deemed that the Market Quotation in respect of such Terminated  Transaction or group of Terminated
Transactions cannot be determined.

"Non-default  Rate" means a rate per annum equal to the cost  (without  proof or  evidence  of any actual  cost) to the  Non-defaulting
Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential  Event of Default" means any event which,  with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference  Market-makers"  means four leading dealers in the relevant market selected by the party  determining a Market  Quotation in good faith (a) from among dealers of the highest credit  standing  which satisfy all the criteria that such party applies  generally at the time in deciding  whether to offer or to make an  extension  of credit and (b) to the extent  practicable,  from among such dealers having an office in the same city.

"Relevant  Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated,  organised,  managed and  controlled or considered to have its seat,  (b) where an Office  through which the party is acting for purposes of this  Agreement is located,  (c) in which the party executes this  Agreement and (d) in relation to any payment,  from or through which such payment is made.

"Scheduled  Payment  Date"  means a date on which a  payment  or  delivery  is to be made  under  Section  2(a)(i)  with  respect  to a
Transaction.

"Set-off" means set-off,  offset,  combination of accounts,  right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement,  another contract,  applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of.-

(a)      the Termination  Currency Equivalent of the Market Quotations  (whether positive or negative) for each Terminated  Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)      such party's Loss (whether positive or negative and without  reference to any Unpaid Amounts) for each Terminated  Transaction or group of Terminated  Transactions for which a Market  Quotation  cannot be determined or would not (in the reasonable  belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified  Indebtedness"  means,  subject to the Schedule,  any obligation  (whether  present or future,  contingent or otherwise,  as principal or surety or otherwise) in respect of borrowed money.

"Specified  Transaction"  means,  subject to the  Schedule,  (a) any  transaction  (including  an agreement  with respect  thereto) now existing  or  hereafter  entered  into  between  one party to this  Agreement  (or any  Credit  Support  Provider  of such party or any applicable  Specified  Entity of such party) and the other party to this Agreement (or any Credit Support  Provider of such other party or any  applicable  Specified  Entity of such other  party) which is a rate swap  transaction,  basis swap,  forward rate  transaction, commodity  swap,  commodity  option,  equity or equity index swap,  equity or equity index option,  bond option,  interest rate option, foreign exchange transaction, cap transaction, floor transaction,  collar transaction,  currency swap transaction,  cross-currency rate swap transaction,  currency option or any other similar transaction  (including any option with respect to any of these  transactions),
(b) any combination of these  transactions  and (c) any other  transaction  identified as a Specified  Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge,  assessment or fee of any nature (including interest,  penalties and additions  thereto) that is imposed by any government or other taxing  authority in respect of any payment under this  Agreement  other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated  Transactions"  means with respect to any Early  Termination  Date (a) if resulting from a Termination  Event, all Affected
Transactions  and (b) if  resulting  from an Event of Default,  all  Transactions  (in either  case) in effect  immediately  before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination"  applies,  immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination  Currency Equivalent" means, in respect of any amount denominated in the Termination  Currency,  such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination  Currency (the "Other Currency"),  the amount in the  Termination  Currency  determined by the party making the relevant  determination  as being required to purchase such amount of such Other Currency as at the relevant Early  Termination  Date, or, if the relevant Market  Quotation or Loss (as the case may be), is determined  as of a later date,  that later date,  with the  Termination  Currency at the rate equal to the spot  exchange  rate of the foreign  exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination  Currency at or about
11:00 a.m. (in the city in which such foreign  exchange agent is located) on such date as would be customary for the  determination  of such a rate for the purchase of such Other  Currency for value on the relevant Early  Termination  Date or that later date. The foreign exchange agent will, if only one party is obliged to make a  determination  under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties

"Termination  Event" means an  Illegality,  a Tax Event or a Tax Event Upon Merger or, if specified  to be  applicable,  a Credit Event
Upon Merger or an Additional Termination Event.

"Termination  Rate" means a rate per annum equal to the  arithmetic  mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid  Amounts"  owing to any party  means,  with  respect  to an Early  Termination  Date,  the  aggregate  of (a) in respect of all
Terminated  Transactions,  the amounts that became payable (or that would have become payable but for Section  2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early  Termination Date and which remain unpaid as at such Early  Termination Date and (b) in respect of each  Terminated  Transaction.  for each  obligation  under  Section  2(a)(i)  which was (or would have been but for Section
2(a)(iii))  required  to be settled by  delivery  to such  party on or prior to such Early  Termination  Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been)  required to be delivered as of the originally  scheduled date for delivery,  in each case together with (to the extent permitted under applicable law) interest,  in the currency of such amounts,  from (and including) the date such amounts or obligations  were or would have been required to have been paid or performed to (but excluding) such Early  Termination
Date, at the Applicable  Rate.  Such amounts of interest will be calculated on the basis of daily  compounding and the actual number of days  elapsed.  The fair market value of any  obligation  referred to in clause (b) above shall be  reasonably  determined by the party obliged to make the  determination  under  Section  6(e) or, if each party is so obliged,  it shall be the  average of the  Termination
Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS  WHEREOF the  parties  have  executed  this  document  on the  respective  dates  specified  below with effect from the date specified on the first page of this document.

BEAR STEARNS FINANCIAL PRODUCTS INC.                             DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS
                    (Name of Party)                              INDIVIDUAL CAPACITY BUT SOLELY AS SUPPLEMENTAL
                                                                 INTEREST TRUST TRUSTEE FOR THE BENEFIT OF RALI
                                                                 SERIES 2007-QS5 SUPPLEMENTAL INTEREST TRUST
                                                                                       (Name of Party)

     By: /s/ Leticia Chevere                                      By: /s/ Amy Stoddard
         Name:  Leticia Chevere                                       Name: Amy Stoddard
         Title:    Authorized Signatory                               Title: Authorized Signer
         Date:                                                        Date:

                                                     SCHEDULE
                                                      TO THE
                                                       ISDA(R)
                               INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC.
                                                 MASTER AGREEMENT
                                            dated as of March 29, 2007

between BEAR STEARNS FINANCIAL  PRODUCTS INC., a corporation  organized under the laws of Delaware ("Party A"), and
DEUTSCHE BANK TRUST COMPANY  AMERICAS,  NOT IN ITS INDIVIDUAL  CAPACITY BUT SOLELY AS  SUPPLEMENTAL  INTEREST TRUST
TRUSTEE FOR THE BENEFIT OF RALI SERIES 2007-QS5 SUPPLEMENTAL INTEREST TRUST. ("Party B").

Reference is hereby made to the Standard  Terms of Pooling and  Servicing  Agreement,  dated as of December 1, 2006
(the "Standard  Terms",  and as  incorporated by reference into a Series  Supplement  dated as of the Cut-off Date, the "Pooling and Servicing  Agreement" or  "Agreement"),  among  RESIDENTIAL  ACCREDIT LOANS,  INC., as the company
(together with its permitted  successors and assigns, the "Company"),  RESIDENTIAL FUNDING COMPANY,  LLC, as master servicer  (together with its permitted  successors and assigns,  the "Master  Servicer"),  and the trustee named in the  applicable  Series  Supplement  (together  with its permitted  successors and assigns,  the  "Trustee").  (the
"Pooling and Servicing Agreement").

PART 1.  TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a)      "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)      "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)      EVENTS OF DEFAULT.

         The statement  below that an Event of Default will apply to a specific  party means that upon the occurrence of such an Event of  Default  with  respect  to such  party,  the other  party  shall  have the  rights of a
         Non-defaulting  Party under Section 6 of this  Agreement;  conversely,  the statement  below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)      The  "FAILURE TO PAY OR DELIVER"  provisions  of Section  5(a)(i)  will apply to Party A and will apply to
                  Party B; provided,  however,  that  notwithstanding  anything to the contrary in Section 5(a)(i) or in Paragraph 7 of the Credit  Support  Annex,  any failure by Party A to comply with or perform any obligation  to be complied  with or performed by Party A under the Credit  Support  Annex shall not constitute  an Event of Default  under  Section  5(a)(i)  unless (A) a Required  Ratings  Downgrade
                  Event has occurred and been  continuing  for 30 or more Local Business Days and (B) such failure is not  remedied on or before the third Local  Business  Day after  notice of such failure is given to
                  Party A.

(ii)     The  "BREACH OF  AGREEMENT"  provisions  of Section  5(a)(ii)  will apply to Party A and will not apply to
                  Party B.

(iii)    The "CREDIT SUPPORT DEFAULT"  provisions of Section  5(a)(iii) will apply to Party A and will not apply to
                  Party B except  that  Section  5(a)(iii)(1)  will  apply to Party B solely in  respect of Party B's
                  obligations  under  Paragraph  3(b)  of  the  Credit  Support  Annex;   provided,   however,   that
                  notwithstanding  anything  to the  contrary  in  Section  5(a)(iii)(1),  any  failure by Party A to comply  with or perform  any  obligation  to be  complied  with or  performed  by Party A under the
                  Credit  Support Annex shall not constitute an Event of Default under Section  5(a)(iii)  unless (A)
                  a Required  Ratings  Downgrade Event has occurred and been continuing for 30 or more Local Business
                  Days and (B) such  failure is not  remedied on or before the third Local  Business Day after notice of such failure is given to Party A.

(iv)     The  "MISREPRESENTATION"  provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party
                  B.

(v)      The "DEFAULT UNDER  SPECIFIED  TRANSACTION"  provisions of Section  5(a)(v) will apply to Party A and will not apply to Party B.

(vi)     The "CROSS  DEFAULT"  provisions of Section  5(a)(vi) will apply to Party A and will not apply to Party B.
                  For purposes of Section 5(a)(vi), solely with respect to Party A:

                  "Specified Indebtedness" will have the meaning specified in Section 14.

                  "Threshold Amount" means USD 100,000,000.

(vii)    The  "BANKRUPTCY"  provisions of Section  5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section  5(a)(vii)(2),  (6) (to the extent that such provisions refer to any appointment  contemplated or effected by the Pooling and Servicing  Agreement or any appointment to which Party B has not become  subject),  (7) and (9) will not apply to Party B; provided that, with respect  to Party B only,  Section  5(a)(vii)(4)  is  hereby  amended  by  adding  after  the words
                  "against it" the words  "(excluding  any proceeding or petition  instituted or presented by Party A or its  Affiliates)",  and Section  5(a)(vii)(8)  is hereby  amended by deleting  the words "to (7)
                  inclusive" and inserting lieu thereof ", (3), (4) as amended, (5), (6) as amended, or (7)".

(viii)   The "MERGER  WITHOUT  ASSUMPTION"  provisions of Section  5(a)(viii)  will apply to Party A and will apply to Party B.

(d)      TERMINATION EVENTS.

         The statement  below that a Termination  Event will apply to a specific party means that upon the occurrence of such a Termination  Event, if such specific party is the Affected Party with respect to a Tax Event,  the
         Burdened  Party with respect to a Tax Event Upon Merger  (except as noted below) or the  non-Affected  Party with  respect to a Credit Event Upon Merger,  as the case may be, such  specific  party shall have the right to designate an Early  Termination  Date in accordance  with Section 6 of this  Agreement;  conversely,  the statement  below that such an event will not apply to a specific  party means that such party shall not have such right;  provided,  however,  with respect to "Illegality" the statement that such event will apply to a specific  party  means that upon the  occurrence  of such a  Termination  Event with  respect to such party, either party shall have the right to designate an Early  Termination  Date in  accordance  with Section 6 of this Agreement.

         (i)      The "ILLEGALITY" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

         (ii)     The "TAX EVENT" provisions of Section 5(b)(ii) will apply to Party A and will apply to Party B.

         (iii)    The "TAX EVENT UPON MERGER"  provisions of Section  5(b)(iii)  will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early  Termination  Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

         (iv)     The "CREDIT EVENT UPON MERGER"  provisions  of Section  5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)      The  "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)       PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this Agreement:

(i)      The Second Method will apply.

(ii)     Market  Quotation will apply,  provided,  however,  that, if Party A is the  Defaulting  Party or the sole
                  Affected Party, the following provisions will apply:

                  (A)      Section  6(e) is hereby  amended by  inserting  on the first line thereof the words "or is effectively designated" after "If an Early Termination Date occurs";

                  (B)      The  definition  of Market  Quotation  in Section 14 shall be deleted in its  entirety and replaced with the following:

                           "MARKET  QUOTATION"  means,  with respect to one or more  Terminated  Transactions,  and a party  making the  determination,  an amount  determined  on the basis of one or more Firm
                           Offers from Reference  Market-makers that are Eligible Replacements.  Each Firm Offer will be (1) for an amount that would be paid to Party B (expressed as a negative  number) or by
                           Party B (expressed as a positive number) in consideration of an agreement  between Party B and such Reference Market-maker to enter into a Replacement  Transaction,  and (2) made on the basis  that  Unpaid  Amounts  in respect  of the  Terminated  Transaction  or group of
                           Transactions  are to be excluded  but,  without  limitation,  any payment or delivery that would,  but  for the  relevant  Early  Termination  Date,  have  been  required  (assuming satisfaction of each applicable  condition  precedent)  after that Early  Termination Date are to be included.  The party making the  determination  (or its agent) will request each
                           Reference  Market-maker  that is an Eligible  Replacement to provide its Firm Offer to the extent  reasonably  practicable  as of the same day and time (without  regard to different time zones) on or as soon as reasonably  practicable  after the  designation or occurrence of the relevant  Early  Termination  Date.  The day and time as of which those Firm Offers are to be provided  (the "bid  time") will be selected in good faith by the party  obliged to make a  determination  under  Section  6(e),  and, if each party is so  obliged,  after consultation  with the  other.  If at least one Firm Offer  from an  Approved  Replacement
                           (which,  if accepted,  would determine the Market  Quotation) is provided at the bid time, the Market  Quotation  will be the Firm Offer  (among  such Firm  Offers as  specified  in clause (C) below) actually  accepted by Party B no later than the Business Day immediately preceding  the Early  Termination  Date.  If no Firm  Offer from an  Approved  Replacement
                           (which,  if accepted,  would determine the Market  Quotation) is provided at the bid time, it will be deemed that the Market  Quotation in respect of such Terminated  Transaction or group of Transactions cannot be determined.

                  (C)      If more than one Firm  Offer from an  Approved  Replacement  (which,  if  accepted,  would determine  the Market  Quotation)  is provided at the bid time,  Party B shall  accept the
                           Firm Offer (among such Firm Offers) which would require  either (x) the lowest  payment by
                           Party B to the Reference  Market-maker,  to the extent Party B would be required to make a payment to the  Reference  Market-maker  or (y) the  highest  payment  from the  Reference
                           Market-maker  to Party B, to the extent the  Reference  Market-maker  would be required to make a payment  to Party B. If only one Firm Offer from an  Approved  Replacement  (which, if accepted,  would determine the Market  Quotation) is provided at the bid time,  Party B shall accept such Firm Offer.

                  (D)      If Party B requests Party A in writing to obtain Market Quotations,  Party A shall use its reasonable efforts to do so.

                  (E)      If the Settlement Amount is a negative number,  Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                           "(3) Second Method and Market Quotation.  If the Second Method and Market Quotation apply,
                           (I) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement
                           Amount in respect of the  Terminated  Transactions,  (II) Party B shall pay to Party A the
                           Termination  Currency  Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the  Termination  Currency  Equivalent of the Unpaid Amounts owing to
                           Party B; provided,  however,  that (x) the amounts payable under the immediately preceding clauses  (II) and (III) shall be subject to netting in  accordance  with  Section  2(c) of this Agreement and (y) notwithstanding  any other provision of this Agreement,  any amount payable by Party A under the  immediately  preceding  clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

(g)      "TERMINATION CURRENCY" means USD.

(h)      ADDITIONAL TERMINATION EVENTS.  Additional Termination Events will apply as provided in Part 5(c).

PART 2.           TAX MATTERS.

(a)      TAX REPRESENTATIONS.

         (i)      PAYER REPRESENTATIONS.  For the purpose of Section 3(e) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           It is not  required by any  applicable  law, as modified by the practice of any relevant governmental  revenue authority,  of any Relevant  Jurisdiction to make any deduction or withholding  for or on account of any Tax from any payment  (other than  interest  under
                           Section  2(e),  6(d)(ii) or 6(e) of this  Agreement) to be made by it to the other party under this Agreement.

                           In making this representation, it may rely on:

                           (1)      the  accuracy  of any  representations  made by the  other  party  pursuant  to
                                    Section 3(f) of this Agreement;

                           (2)      the satisfaction of the agreement  contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and  effectiveness of any document  provided by the other party  pursuant to Section  4(a)(i) or 4(a)(iii)  of this  Agreement;
                                    and

                           (3)      the  satisfaction of the agreement of the other party contained in Section 4(d)
                                    of  this   Agreement,   provided  that  it  shall  not  be  a  breach  of  this
                                    representation  where  reliance  is placed on clause  (ii) and the other  party does not  deliver  a form or  document  under  Section  4(a)(iii)  by reason of material prejudice to its legal or commercial position.

                  (B)      Party B makes the following representation(s):

                           None.

         (ii)     PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           Party A is a  corporation  organized  under  the laws of the State of  Delaware  and its
                           U.S. taxpayer identification number is 13-3866307.

                  (B)      Party B makes the following representation(s):

                           None.

(b)      TAX PROVISIONS.

         (i)      GROSS UP.  Section  2(d)(i)(4)  shall  not  apply to Party B as X,  such that  Party B shall not be required to pay any additional amounts referred to therein.

         (ii)     INDEMNIFIABLE  TAX.  Notwithstanding  the definition of  "Indemnifiable  Tax" in Section 14 of this
                  Agreement,  all Taxes in relation to payments by Party A shall be  Indemnifiable  Taxes  (including any  Tax  imposed  in  relation  to a  Credit  Support  Document  or in  relation  to  any  payment thereunder)  unless (i) such Taxes are assessed  directly  against  Party B and not by deduction or withholding  by Party A or (ii)  arise as a result of a Change  in Tax Law (in which  case such Tax shall be an  Indemnifiable  Tax only if such Tax satisfies  the  definition  of  Indemnifiable  Tax provided in Section  14).  In  relation  to  payments by Party B, no Tax shall be an  Indemnifiable
                  Tax.

PART 3.           AGREEMENT TO DELIVER DOCUMENTS.

(a)      For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:
PARTY REQUIRED TO      FORM/DOCUMENT/                                     DATE BY WHICH TO
DELIVER DOCUMENT       CERTIFICATE                                        BE DELIVERED
Party A                An  original  properly  completed  and  executed   (i) upon  execution of this  Agreement,  (ii)
                       United States Internal  Revenue Service Form W-9   on or before  the first  payment  date  under
                       (or any  successor  thereto) with respect to any   this Agreement,  including any Credit Support
                       payments  received  or to be received by Party A   Document,  (iii) promptly upon the reasonable
                       that  eliminates  U.S.  federal  withholding and   demand  by  Party  B,   (iv)   prior  to  the
                       backup  withholding  Tax on  payments to Party A   expiration or  obsolescence of any previously
                       under this Agreement.                              delivered  form,  and (v)  promptly  upon the
                                                                          information on any such previously  delivered
                                                                          form becoming inaccurate or incorrect.

Party B                (i)  Upon  execution  of  this   Agreement,   an   (i) as soon as possible  after the  execution
                       original  completed  and executed  United States   of  this  Agreement,  (ii) on or  before  the
                       Internal   Revenue  Service  Form  W-9  (or  any   first  payment  date  under  this  Agreement,
                       successor  thereto) with respect to any payments   including any Credit Support Document,  (iii)
                       received  or  to  be  received  by  the  initial   in  the  case  of a  tax  certification  form
                       beneficial  owner  of  payments  to Party B that   other than a Form W-9,  before December 31 of
                       eliminates U.S.  federal  withholding and backup   each third  succeeding  calendar  year,  (iv)
                       withholding  Tax on  payments  to  Party B under   promptly upon the reasonable  demand by Party
                       this  Agreement,   and  (ii)   thereafter,   the   B,   (v)   prior   to   the   expiration   or
                       appropriate tax  certification  form (i.e.,  IRS   obsolescence  of  any  previously   delivered
                       Form W-9 or IRS Form W-8BEN,  W-8IMY,  W-8EXP or   form, and (vi) promptly upon the  information
                       W-8ECI,  as applicable  (or any  successor  form   on  any  such   previously   delivered   form
                       thereto)) with respect to any payments  received   becoming inaccurate or incorrect.
                       or to be  received  by the  beneficial  owner of
                       payments  to Party B under this  Agreement  from
                       time to time.

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:
PARTY REQUIRED TO      FORM/DOCUMENT/                           DATE BY WHICH TO                         COVERED BY
DELIVER DOCUMENT       CERTIFICATE                              BE DELIVERED                             SECTION 3(D)
                                                                                                         REPRESENTATION
Party A and            Any   documents   required   by   the    Upon the execution and delivery of       Yes
Party B                receiving   party  to  evidence   the    this Agreement
                       authority of the delivering  party or
                       its Credit Support Provider,  if any,
                       for it to  execute  and  deliver  the
                       Agreement,  this  Confirmation,   and
                       any  Credit   Support   Documents  to
                       which it is a party,  and to evidence
                       the   authority  of  the   delivering
                       party or its Credit Support  Provider
                       to perform its obligations  under the
                       Agreement,  this Confirmation and any
                       Credit Support Document,  as the case
                       may be
Party A and            A certificate of an authorized  officer  Upon the execution and delivery of       Yes
Party B                of the party,  as to the incumbency and  this Agreement
                       authority  of the  respective  officers
                       of the  party  signing  the  Agreement,
                       this  Confirmation,  and  any  relevant
                       Credit  Support  Document,  as the case
                       may be
Party A                Annual  Report  of  Party A  containing  Upon request by Party B                  Yes
                       consolidated    financial    statements
                       certified  by   independent   certified
                       public   accountants  and  prepared  in
                       accordance   with  generally   accepted
                       accounting  principles  in the  country
                       in which Party A is organized
Party A                Quarterly   Financial   Statements   of  Upon request by Party B                  Yes
                       Party    A    containing     unaudited,
                       consolidated  financial  statements  of
                       Party A's fiscal  quarter  prepared  in
                       accordance   with  generally   accepted
                       accounting  principles  in the  country
                       in which Party A is organized
Party A                An  opinion  of  counsel  of such party  Upon the execution and delivery of       No
                       regarding  the  enforceability  of this  this Agreement
                       Agreement   in   a   form    reasonably
                       satisfactory to the other party.
Party B                An  executed  copy of the  Pooling  and  Promptly upon filing of such agreement   No
                       Servicing Agreement                      with the U.S. Securities and Exchange
                                                                Commission

PART 4.  MISCELLANEOUS.

(a)      ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to Party A:

                  Address: 383 Madison Avenue, New York, New York 10179
                  Attention:        DPC Manager
                  Facsimile:        (212) 272-5823

                  with a copy to:

                  Address: One Metrotech Center North, Brooklyn, New York 11201
                  Attention:        Derivative Operations   7th Floor
                  Facsimile:        (212) 272-1634

                  (For all purposes)

         Address for notices or communications to Party B:

                  Address: Deutsche Bank Trust Company Americas
                                    1761 East St. Andrew Place
                                    Santa Ana, CA  92705-4934
                  Attention:        Trust Administration - RF07Q5
                  Facsimile:        714-855-1557
                  Phone:            714-247-6000

                  (For all purposes)

(b)      PROCESS AGENT.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      OFFICES.  The  provisions  of Section  10(a) will apply to this  Agreement;  neither Party A nor Party B has any Offices other than as set forth in the Notices Section.

(d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION AGENT.  The Calculation Agent is Party A.

(f)      CREDIT SUPPORT DOCUMENT.

         Party A:          The Credit  Support  Annex,  and any guarantee in support of Party A's  obligations  under this Agreement.

         Party B:          The Credit Support Annex.

(g)      CREDIT SUPPORT PROVIDER.

         Party A:          The  guarantor  under any  guarantee  in  support  of Party  A's  obligations  under  this
                           Agreement.

         Party B:          None.

(h)      GOVERNING  LAW.  The  parties  to this  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the conflict of law  provisions  thereof  other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)      NETTING  OF  PAYMENTS.  The  parties  agree  that  subparagraph  (ii) of  Section  2(c)  will  apply to each
         Transaction hereunder.

(j)      AFFILIATE.  Party A and  Party B shall be deemed  to have no  Affiliates  for  purposes  of this  Agreement, including for purposes of Section 6(b)(ii).

PART 5.           OTHERS PROVISIONS.

(a)      DEFINITIONS.  Unless otherwise  specified in a Confirmation,  this Agreement and each Transaction under this
         Agreement  are  subject  to  the  2000  ISDA  Definitions  as  published  and  copyrighted  in  2000  by the
         International  Swaps and  Derivatives  Association,  Inc. (the  "DEFINITIONS"),  and will be governed in all relevant  respects by the  provisions set forth in the  Definitions,  without regard to any amendment to the
         Definitions  subsequent to the date hereof.  The provisions of the  Definitions  are hereby  incorporated by reference in and shall be deemed a part of this Agreement,  except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement,  and (ii)
         references to a  "Transaction"  in this Agreement  shall be deemed  references to a "Swap  Transaction"  for purposes of the Definitions.  Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)      AMENDMENTS TO ISDA MASTER AGREEMENT.

         (i)      SINGLE  AGREEMENT.  Section  1(c) is hereby  amended by the adding  the words  "including,  for the avoidance of doubt, the Credit Support Annex"  after the words "Master Agreement".

         (ii)     [Reserved.]

         (iii)    [Reserved.]

         (iv)     REPRESENTATIONS.  Section  3 is  hereby  amended  by  adding  at  the  end  thereof  the  following subsection (g):

                  "(g)     Relationship Between Parties.

                           (1)      Nonreliance.  (i) It is not relying on any  statement  or  representation  of the other party regarding the Transaction  (whether written or oral),  other than the representations  expressly made in this Agreement or the  Confirmation in respect of that Transaction,  (ii) it has consulted with its own legal, regulatory,  tax, business,  investment,  financial  and  accounting  advisors to the extent it has deemed  necessary,  and it has  made  its own  investment,  hedging  and  trading decisions  based upon its own judgment and upon any advice from such  advisors as it has  deemed  necessary  and not upon any view  expressed  by the other  party,
                                    (iii) it is not  relying  on any  communication  (written  or oral) of the  other
                                    party  as  investment   advice  or  as  a  recommendation   to  enter  into  this
                                    Transaction;  it being understood that  information and  explanations  related to the terms and conditions of this Transaction  shall not be considered  investment advice or a recommendation  to enter into this  Transaction,  and (iv) it has not received  from the other  party any  assurance  or  guaranty  as to the  expected results of this Transaction.

                           (2)      Evaluation  and  Understanding.  (i) It has the capacity to evaluate  (internally or through independent  professional advice) the Transaction and has made its own decision  to  enter  into the  Transaction  and (ii) it  understands  the  terms, conditions and risks of the  Transaction  and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                           (3)      Purpose.  It is entering  into the  Transaction  for the purposes of managing its borrowings or  investments,  hedging its  underlying  assets or liabilities or in connection with a line of business.

                           (4)      Status of  Parties.  The other  party is not  acting  as an agent,  fiduciary  or advisor for it in respect of the Transaction.

                           (5)      Eligible  Contract  Participant.  It is an "eligible  swap  participant"  as such term is  defined  in,  Section  35.1(b)(2)  of the  regulations  (17  C.F.R.  35)
                                    promulgated under, and an "eligible  contract  participant" as defined in Section
                                    1(a)(12) of the Commodity Exchange Act, as amended."

         (v)      TRANSFER TO AVOID  TERMINATION  EVENT.  Section  6(b)(ii)  is hereby  amended by (i)  deleting  the words "or if a Tax Event Upon Merger  occurs and the  Burdened  Party is the  Affected  Party," and
                  (ii) deleting the last paragraph thereof and inserting the following in lieu thereof:

                  "Notwithstanding  anything  to the  contrary in Section 7 (as  amended  herein) and Part 5(f),  any transfer by Party A under this Section  6(b)(ii)  shall not require the consent of Party B for such transfer if the following conditions are satisfied:

                  (1)      the transferee (the "Section 6 Transferee") is an Eligible Replacement;

                  (2)      if the Section 6 Transferee is domiciled in a different  country or political  subdivision thereof  from  both  Party A and  Party B,  such  transfer  satisfies  the  Rating  Agency
                           Condition;

                  (3)      the Section 6 Transferee  will not, as a result of such transfer,  be required on the next succeeding  Scheduled  Payment Date to withhold or deduct on account of any Tax (except in respect of default  interest)  amounts in excess of that which Party A would,  on the next succeeding  Scheduled  Payment Date have been required to so withhold or deduct unless the
                           Section 6 Transferee  would be required to make  additional  payments  pursuant to Section
                           2(d)(i)(4) corresponding to such excess;

                  (4)      a Termination Event or Event of Default does not occur as a result of such transfer; and

                  (5)      the Section 6 Transferee  confirms in writing that it will accept all of the interests and obligations  in and under this  Agreement  which are to be transferred to it in accordance with the terms of this provision."

         (vi)     JURISDICTION.   Section  13(b)  is  hereby   amended  by:  (i)  deleting  in  the  second  line  of
                  subparagraph  (i) thereof the word "non-",  (ii)  deleting "; and" from the end of  subparagraph  1 and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

         (vii)    LOCAL  BUSINESS DAY. The  definition of Local  Business Day in Section 14 is hereby  amended by the addition of the words "or any Credit Support  Document"  after  "Section  2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c)      ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

         (i)   S&P FIRST LEVEL DOWNGRADE.  If an S&P Approved Ratings  Downgrade Event has occurred and is continuing and Party A fails to take any  action  described  under  Part  (5)(d)(i)(1),  within  the time  period specified therein,  then an Additional  Termination Event shall have occurred with respect to Party A,
               Party A shall be the sole Affected  Party with respect to such  Additional  Termination  Event and all
               Transactions hereunder shall be Affected Transaction.

         (ii)  MOODY'S  FIRST RATING  TRIGGER  COLLATERAL.  If (A) it is not the case that a Moody's  Second  Trigger
               Ratings Event has occurred and been  continuing for 30 or more Local Business Days and (B) Party A has failed to comply  with or perform  any  obligation  to be  complied  with or  performed  by Party A in accordance  with the Credit Support Annex,  then an Additional  Termination  Event shall have occurred with  respect to Party A, Party A shall be the sole  Affected  Party with  respect to such  Additional
               Termination Event and all Transactions hereunder shall be Affected Transactions.

         (iii) S&P  SECOND  LEVEL  DOWNGRADE.  If an  S&P  Required  Ratings  Downgrade  Event  has  occurred  and is continuing  and Party A fails to take any action  described  under Part  (5)(d)(i)(2)  within the time period specified  therein,  then an Additional  Termination  Event shall have occurred with respect to
               Party A, Party A shall be the sole Affected Party with respect to such  Additional  Termination  Event and all Transactions hereunder shall be Affected Transaction.

         (iv)  MOODY'S  SECOND  RATING  TRIGGER  REPLACEMENT.  If (A) a  Moody's  Second  Trigger  Ratings  Event has
               occurred  and been  continuing  for 30 or more Local  Business  Days and (B) (i) at least one Eligible
               Replacement  has made a Firm Offer to be the  transferee  of all of Party A's  rights and  obligations under this Agreement (and such Firm Offer remains an offer that will become legally  binding upon such
               Eligible  Replacement  upon  acceptance by the offeree)  and/or (ii) an Eligible  Guarantor has made a
               Firm Offer to provide an  Eligible  Guarantee  (and such Firm Offer  remains an offer that will become legally binding upon such Eligible  Guarantor  immediately  upon  acceptance by the offeree),  then an
               Additional  Termination  Event shall have  occurred with respect to Party A, Party A shall be the sole
               Affected Party with respect to such Additional  Termination Event and all Transactions hereunder shall be Affected Transactions.

         (V)      AMENDMENT OF THE POOLING AND SERVICING  AGREEMENT.  If, without the prior written consent  of Party
                  A, where such consent is required  under the Pooling and Servicing  Agreement  (such consent not to be  unreasonably  withheld,  conditioned or delayed),  an amendment or  modification is made to the
                  Pooling and Servicing  Agreement which amendment or  modification  could  reasonably be expected to have a material  adverse  effect on the rights and interests  of Party  A under the Credit  Support
                  Annex, an Additional  Termination  Event shall have occurred with respect to Party B, Party B shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions..

         (vi)  FAILURE TO COMPLY WITH  REGULATION  AB  REQUIREMENTS.  If, upon the  occurrence  of a Swap  Disclosure
               Event (as defined in Part 5(e) below) Party A has not complied  with any of the  provisions  set forth in clause (iii) of Part 5(e) below,  then an  Additional  Termination  Event shall have  occurred with respect  to Party A and Party A shall be the sole  Affected  Party  with  respect  to such  Additional
               Termination Event.

         (vii) OPTIONAL  TERMINATION OF SECURITIZATION.  An Additional  Termination Event shall occur upon the notice to Certificateholders of an Optional Termination becoming  unrescindable in accordance with Article IX of the Pooling and  Servicing  Agreement.  Party B shall be the sole  Affected  Party with  respect to such Additional  Termination Event; provided,  however, that notwithstanding  anything to the contrary in  Section  6(b)(iv),  only  Party B may  designate  an Early  Termination  Date in  respect  of this
               Additional Termination Event.

(d)      RATING AGENCY DOWNGRADE.

         (i)      S&P Downgrade:

                  (1)      In the event that an S&P Approved Ratings  Downgrade Event occurs and is continuing,  then within 30 days after such rating  downgrade,  Party A shall,  subject to the Rating Agency
                           Condition  with  respect  to S&P,  at its own  expense,  either  (i)  procure a  Permitted
                           Transfer,  (ii) obtain an Eligible  Guarantee or (iii) post  collateral in accordance with the Credit Support Annex.

                  (2)      In the event that an S&P Required Ratings  Downgrade Event occurs and is continuing,  then within 10 Local  Business Days after such rating  withdrawal or downgrade,  Party A shall, subject to the Rating Agency  Condition  with respect to S&P, at its own expense,  procure either (i) a Permitted Transfer or (ii) an Eligible Guarantee.

         (ii)     Moody's Downgrade.

                  (1)      In the event that a Moody's Second Trigger  Ratings Event occurs and is continuing,  Party
                           A shall,  as soon as  reasonably  practicable  thereafter,  at its own  expense  and using commercially  reasonable  efforts,  either (i) procure a Permitted Transfer or (ii) obtain an Eligible Guarantee.

(e)      COMPLIANCE WITH REGULATION AB.

         (i)      Party A agrees and  acknowledges  that Residential  Funding Company,  LLC ("RFC") is required under
                  Regulation AB under the  Securities  Act of 1933, as amended,  and the  Securities  Exchange Act of
                  1934, as amended (the "Exchange Act") ("Regulation AB"), to disclose certain financial  information regarding Party A or its group of affiliated  entities,  if applicable,  depending on the aggregate
                  "significance  percentage" of this Agreement and any other derivative  contracts between Party A or its group of affiliated  entities,  if applicable,  and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

         (ii)     It shall be a swap  disclosure  event ("Swap  Disclosure  Event") if, on any Business Day after the date  hereof for so long as the  Issuing  Entity is required  to file  periodic  reports  under the
                  Exchange  Act, RFC requests from Party A the  applicable  financial  information  described in Item
                  1115 of  Regulation  AB (such  request to be based on a  reasonable  determination  by RFC, in good faith, that such information is required under Regulation AB) (the "Swap Financial Disclosure").

         (iii)    Upon the occurrence of a Swap Disclosure  Event,  Party A, within ten (10) Calendar days and at its own expense,  shall (1)(a)  either (i) provide to RFC the current Swap  Financial  Disclosure in an
                  EDGAR-compatible  format (for  example,  such  information  may be provided in  Microsoft  Word(R)or
                  Microsoft  Excel(R)format  but not in  .pdf  format)  or (ii)  provide  written  consent  to RFC to incorporation  by  reference  of such current  Swap  Financial  Disclosure  that are filed with the
                  Securities  and Exchange  Commission  in the Exchange Act Reports of  Residential  Accredit  Loans,
                  Inc.,  (b) if  applicable,  cause its outside  accounting  firm to provide its consent to filing or incorporation by reference in the Exchange Act Reports of Residential  Accredit Loans, Inc. of such accounting  firm's report relating to their audits of such current Swap Financial  Disclosure,  and
                  (c) provide to RFC any updated  Swap  Financial  Disclosure  with  respect to Party A or any entity that  consolidates  Party A within  five days of the  release of any such  updated  Swap  Financial
                  Disclosure;  (2) secure another entity to replace Party A, by way of Permitted  Transfer,  as party to this  Agreement  on  terms  substantially  similar  to  this  Agreement  and  subject  to  prior notification  to the Swap Rating  Agencies,  which entity (or a guarantor  therefor)  satisfies the
                  Rating  Agency  Condition  with  respect  to S&P  and  which  entity  is able to  comply  with  the requirements  of Item 1115 of  Regulation  AB or (3) subject to the Rating  Agency  Condition  with respect to S&P and obtain a guaranty  of the Party A's  obligations  under this  Agreement  from an affiliate  of the  Party A that is  able  to  comply  with  the  financial  information  disclosure requirements  of Item 1115 of  Regulation  AB,  such that  disclosure  provided  in  respect of the affiliate will satisfy any disclosure  requirements applicable to the Swap Provider, and cause such affiliate to provide Swap  Financial  Disclosure.  If permitted by Regulation AB, any required Swap
                  Financial  Disclosure may be provided by  incorporation by reference from reports filed pursuant to the Exchange Act.

         (iv)     If the Supplemental Interest Trust Trustee and RFC reasonably requests,  Bear Stearns shall provide such other information as may be necessary for the RFC to comply with Item 1115 of Regulation AB.

         (v)      RFC shall be an express  third party  beneficiary  of this  Agreement  as if a party  hereto to the extent of RFC's rights explicitly specified in this Part 5(e).

(f)      TRANSFERS.

         (i)      Section 7 is hereby amended to read in its entirety as follows:

                  "Except  with  respect to a  Permitted  Transfer  pursuant  to Section  6(b)(ii),  Part 5(d),  Part
                  5(b)(v) or the succeeding sentence,  neither Party A nor Party B is permitted to assign,  novate or transfer  (whether  by way of  security  or  otherwise)  as a whole or in part  any of its  rights, obligations  or interests  under the  Agreement  or any  Transaction  unless (a) the prior  written consent of the other party is  obtained  and (b) the Rating  Agency  Condition  has been  satisfied with  respect to S&P.  At any time at which no  Relevant  Entity has credit  ratings at least equal to the Approved Ratings Threshold, Party A may make a Permitted Transfer."

         (ii)     If an Eligible  Replacement  has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee  pursuant to a Permitted  Transfer,  Party
                  B shall,  at Party  A's  written  request  and at Party A's  expense,  execute  such  documentation provided to it as is reasonably deemed necessary by Party A to effect such transfer.

(g)      NON-RECOURSE.  Party A acknowledges and agree that,  notwithstanding  any provision in this Agreement to the contrary,  the obligations of Party B hereunder are limited recourse  obligations of Party B, payable solely from the Supplemental  Interest Trust Trustee and the proceeds  thereof,  in accordance with the priority of payments  and  other  terms of the  Pooling  and  Servicing  Agreement  and  that  Party A will not have any recourse to any of the directors,  officers,  agents, employees,  shareholders or affiliates of Party B with respect to any claims,  losses,  damages,  liabilities,  indemnities or other obligations in connection with any  transactions  contemplated  hereby.  In  the  event  that  the  Supplemental  Interest  Trust  and  the proceeds  thereof,  should be insufficient  to satisfy all claims  outstanding and following the realization of the Supplemental  Interest Trust Trustee and the proceeds  thereof,  any claims against or obligations of
         Party B under this Agreement or any other  confirmation  thereunder still  outstanding shall be extinguished and  thereafter  not revive.  The  Supplemental  Interest  Trust  Trustee  shall not have  liability for any failure or delay in making a payment  hereunder to Party A due to any failure or delay in receiving  amounts in the Supplemental  Interest Trust from the Trust created pursuant to the Pooling and Servicing  Agreement.
         This provision will survive the termination of this Agreement.

(h)      TIMING OF PAYMENTS BY PARTY B UPON EARLY  TERMINATION.  Notwithstanding  anything to the contrary in Section
         6(d)(ii),  to the extent that all or a portion (in either case,  the  "Unfunded  Amount") of any amount that is  calculated  as being due in respect of any Early  Termination  Date under  Section  6(e) from Party B to
         Party A will be paid by Party B from amounts  other than any upfront  payment paid to Party B by an Eligible
         Replacement  that has entered a Replacement  Transaction  with Party B, then such  Unfunded  Amount shall be due on the next  subsequent  Distribution  Date  following  the date on which the  payment  would  have been payable as determined in accordance with Section 6(d)(ii),  and on any subsequent  Distribution  Dates until paid in full (or if such Early Termination Date is the final  Distribution  Date, on such final Distribution
         Date);  provided,  however,  that if the date on which the payment  would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution  Date, such payment will be payable on such  Distribution
         Date.

(i)      RATING AGENCY  NOTIFICATIONS.  Notwithstanding  any other provision of this Agreement,  no Early Termination
         Date shall be  effectively  designated  hereunder  by Party B and no transfer  of any rights or  obligations under this  Agreement  shall be made by either  party  unless each Swap  Rating  Agency has been given prior written notice of such designation or transfer.

(j)      NO SET-OFF.  Except as expressly  provided for in Section 2(c),  Section 6 or Part  1(f)(i)(D)  hereof,  and notwithstanding any other provision of this Agreement or any other existing or future agreement,  each party irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party hereunder against any obligation  between it and the other  party  under any other  agreements.  Section  6(e) shall be amended by deleting the following  sentence:  "The amount,  if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k)      AMENDMENT.  Notwithstanding  any  provision to the contrary in this  Agreement,  no amendment of either this
         Agreement  or any  Transaction  under this  Agreement  shall be permitted by either party unless each of the
         Swap Rating  Agencies has been provided prior written  notice of the same and such  amendment  satisfies the
         Rating Agency Condition with respect to S&P.

(l)      NOTICE OF  CERTAIN  EVENTS  OR  CIRCUMSTANCES.  Each  Party  agrees,  upon  learning  of the  occurrence  or existence of any event or condition that  constitutes  (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination  Event with respect to such party,  promptly to give the other  Party and to each Swap  Rating  Agency  notice of such  event or  condition;  provided  that failure to provide  notice of such event or  condition  pursuant to this Part 5(l) shall not  constitute  an
         Event of Default or a Termination Event.

(m)      PROCEEDINGS.  No Relevant Entity shall institute  against,  or cause any other person to institute  against, or join any other person in  instituting  against Party B, the  Supplemental  Interest  Trust,  or the trust formed  pursuant to the Pooling and Servicing  Agreement,  in any bankruptcy,  reorganization,  arrangement, insolvency  or  liquidation  proceedings  or other  proceedings  under any  federal or state  bankruptcy  or similar  law for a period  of one year  (or,  if  longer,  the  applicable  preference  period)  and one day following  payment in full of the  Certificates  and any Notes.  This provision will survive the termination of this Agreement.

(n)      SUPPLEMENTAL  INTEREST TRUST TRUSTEE  LIABILITY  LIMITATIONS.  It is expressly  understood and agreed by the parties  hereto that (a) any such  documentation  is executed and delivered by Deutsche Bank National  Trust
         Company not in its  individual  capacity,  but solely as the  Supplemental  Interest Trust Trustee under the
         Pooling and  Servicing  Agreement in the exercise of the powers and  authority  conferred and invested in it thereunder;  (b)  Deutsche  Bank  National  Trust  Company  has been  directed  pursuant  to the Pooling and
         Servicing Agreement to enter into this Agreement and to perform its obligations  hereunder;  (c) each of the
         representations,   warranties,  covenants,  undertakings  and  agreements  herein  made  on  behalf  of  the
         Supplemental  Interest  Trust  are  made and  intended  not as  personal  representations  undertakings  and agreements  of Deutsche  Bank  National  Trust  Company but are made and intended for the purpose of binding only the Supplemental  Interest Trust; (d) under no circumstances shall Deutsche Bank National Trust Company in its individual  capacity be personally liable for any payments  hereunder or for the breach or failure of any  obligation,  representation,  warranty or covenant made or  undertaken  under this  Agreement;  and (e)
         nothing  herein shall be  construed as creating any  liability  on Deutsche  Bank  National  Trust  Company, individually or personally,  to perform any covenant either expressed or implied contained herein,  all such liability,  if any, being  expressly  waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties.

(o)      SEVERABILITY.  If any  term,  provision,  covenant,  or  condition  of this  Agreement,  or the  application thereof to any party or  circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part)
         in any respect,  the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full force  and  effect  as if this  Agreement  had been  executed  with the  invalid  or  unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without material  change,  the original  intentions  of the parties as to the subject  matter of this  Agreement  and the  deletion of such portion of this  Agreement will not  substantially  impair the respective  benefits or  expectations  of the parties;  provided,  however,  that this severability  provision shall not be applicable if any provision of
         Section 2, 5, 6, or 13 (or any  definition  or  provision  in Section 14 to the extent it relates  to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

         The parties  shall  endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term, provision,  covenant or condition with a valid or enforceable term, provision,  covenant or condition, the  economic  effect of which  comes as close as possible  to that of the  invalid or  unenforceable  term, provision, covenant or condition.

(p)      AGENT FOR  PARTY B.  Party A  acknowledges  that  Party B has  appointed  the  Supplemental  Interest  Trust
         Trustee as its agents under the Pooling and  Servicing  Agreement  to carry out certain  functions on behalf of Party B, and that the  Supplemental  Interest Trust Trustee and the  Supplemental  Interest Trust Trustee
         shall be entitled  to give  notices and to perform  and  satisfy  the  obligations  of Party B hereunder  on behalf of Party B.

(q)      LIMITATION  ON EVENTS OF DEFAULT.  Notwithstanding  the  provisions  of Sections 5 and 6, if at any time and so long as Party B has satisfied in full all its payment  obligations  under Section  2(a)(i) and has at the time no future payment obligations,  whether absolute or contingent,  under such Section,  then unless Party
         A is required  pursuant to  appropriate  proceedings  to return to Party B or  otherwise  returns to Party B upon  demand of Party B any  portion  of any such  payment,  (a) the  occurrence  of an event  described  in
         Section  5(a) with  respect  to Party B shall not  constitute  an Event of  Default  or  Potential  Event of
         Default  with  respect to Party B as  Defaulting  Party and (b) Party A shall be  entitled to  designate  an
         Early  Termination Date pursuant to Section 6 only as a result of the occurrence of a Termination  Event set forth in either  Section  5(b)(i) or 5(b)(ii)  with  respect to Party A as the  Affected  Party,  or Section
         5(b)(iii)  with respect to Party A as the Burdened  Party.  For  purposes of the  Transaction  to which this
         Agreement  relates,  Party B's only obligation under Section 2(a)(i) is to pay the Fixed Amount on the Fixed
         Amount Payer Payment Date.

 (r)     CONSENT TO  RECORDING.  Each party hereto  consents to the  monitoring  or  recording,  at any time and from time to time, by the other party of any and all communications  between trading,  marketing,  and operations personnel of the parties and their  Affiliates,  waives any further notice of such  monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(s)      WAIVER OF JURY  TRIAL.  Each  party  waives any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)      PAYMENT  INSTRUCTIONS.  Party A hereby agrees that,  unless  notified in writing by Party B of other payment instructions,  any and all amounts  payable by Party A to Party B under this Agreement  shall be paid to the account specified in Item 4 of this Confirmation, below.

(u)      CAPACITY.  Party A represents to Party B on the date on which Party A enters into this  Agreement that it is entering  into the  Agreement  and the  Transaction  as  principal  and not as agent of any person.  Party B represents  to  Party A on the date on  which  Party B enters  into  this  Agreement  that the  Supplemental
         Interest  Trust  Trustee  is  executing  the  Agreement  not in  its  individual  capacity,  but  solely  as
         Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust .

(v)      SUBSTANTIAL  FINANCIAL  TRANSACTIONS.  Each party hereto is hereby advised and  acknowledges  as of the date hereof  that the  other  party  has  engaged  in (or  refrained  from  engaging  in)  substantial  financial transactions  and has taken (or refrained from taking) other material  actions in reliance upon the entry by the parties into the Transaction  being entered into on the terms and conditions set forth herein and in the
         Pooling and Servicing Agreement relating to such Transaction,  as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(w)      USA PATRIOT ACT. In order to comply with laws,  rules,  regulations and executive orders in effect from time to time applicable to banking institutions,  including those relating to the funding of terrorist activities and money laundering  ("Applicable Law"), Deutsche Bank National Trust Company is required to obtain, verify and record certain information  relating to individuals and entities which maintain a business  relationship with Deutsche Bank National  Trust Company.  Accordingly,  each of the parties agrees to provide to Deutsche
         Bank  National  Trust  Company  upon  its  request  from  time  to time  such  identifying  information  and documentation  as may be available for such party in order to enable Deutsche Bank National Trust Company to comply with Applicable Law.

(x)      [Reserved].

(y)      ADDITIONAL DEFINITIONS.

         As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

                  "APPROVED  RATINGS  THRESHOLD"  means each of the S&P Approved  Ratings  Threshold  and the Moody's
                  First Trigger Ratings Threshold.

                  "APPROVED  REPLACEMENT"  means,  with respect to a Market  Quotation,  an entity making such Market
                  Quotation,  which  entity  would  satisfy  conditions  (a),  (b),(c) and (d) of the  definition  of
                  Permitted  Transfer (as  determined  by Party B in its sole  discretion,  acting in a  commercially reasonable  manner) if such entity were a  Transferee,  as defined in the  definition  of Permitted
                  Transfer.

                  "ELIGIBLE  GUARANTEE"  means an unconditional  and irrevocable  guarantee of all present and future payment  obligations and  obligations to post  collateral of Party A or an Eligible  Replacement to
                  Party B under this Agreement that is provided by an Eligible  Guarantor as principal  debtor rather than surety and that is directly  enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P.

                  "ELIGIBLE  GUARANTOR"  means an entity that (A) has credit  ratings  from S&P at least equal to the
                  S&P  Approved  Ratings  Threshold  and (B) has credit  ratings  from  Moody's at least equal to the
                  Moody's Second Trigger Ratings  Threshold,  provided,  for the avoidance of doubt, that an Eligible
                  Guarantee of an Eligible  Guarantor  with credit  ratings below the Moody's  First Trigger  Ratings
                  Threshold  will not cause a Collateral  Event (as defined in the Credit Support Annex) not to occur or continue  with respect to Moody's.  An Eligible  Guarantor  shall provide Party B in writing all credit ratings described in this definition, upon request by Party B

                  "ELIGIBLE  REPLACEMENT" means an entity (A) (i) (a) that has credit ratings from S&P at least equal to the S&P Approved  Ratings  Threshold,  and (b) has credit ratings from Moody's at least equal to the Moody's  Second  Trigger  Ratings  Threshold,  provided,  for the  avoidance of doubt,  that an
                  Eligible  Replacement  with credit ratings below the Moody's First Trigger  Ratings  Threshold will not cause a  Collateral  Event (as  defined in the Credit  Support  Annex) not to occur or continue with respect to Moody's,  or (ii) the present and future  obligations  (for the avoidance of doubt, not limited to payment  obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an Eligible  Guarantee.  An Eligible  Guarantor  shall  provide  Party B in writing all credit ratings described in this definition, upon request by Party B

                  "ESTIMATED SWAP TERMINATION  PAYMENT" means,  with respect to an Early  Termination Date, an amount determined by Party A in good faith and in a commercially  reasonable manner as the maximum payment that  could be owed by Party B to Party A in respect of such Early  Termination  Date  pursuant  to
                  Section 6(e) of this Agreement, taking into account then current market conditions.

                  "FIRM OFFER"  means (A) with respect to an Eligible  Replacement,  a quotation  from such  Eligible
                  Replacement  (i) in an amount equal to the actual amount payable by or to Party B in  consideration of an  agreement  between  Party  B and  such  Eligible  Replacement  to  replace  Party  A as  the counterparty  to this  Agreement  by way of  novation  or, if such  novation  is not  possible,  an agreement  between Party B and such Eligible  Replacement  to enter into a Replacement  Transaction
                  (assuming  that  all  Transactions  hereunder  become  Terminated  Transactions),   and  (ii)  that
                  constitutes an offer by such Eligible  Replacement to replace Party A as the  counterparty  to this
                  Agreement or enter a Replacement  Transaction  that will become legally  binding upon such Eligible
                  Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor,  an offer by such Eligible  Guarantor to provide an Eligible  Guarantee  that will become  legally  binding upon such Eligible Guarantor  upon acceptance by the offeree.

                  "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

                  "MOODY'S  FIRST  TRIGGER  RATINGS  EVENT"  means that no Relevant  Entity has credit  ratings  from
                  Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "MOODY'S FIRST TRIGGER RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an
                  Eligible Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A2" and a short-term  unsecured and unsubordinated debt rating from  Moody's  of  "Prime-1",  or (ii) if such  entity  does not have a  short-term  unsecured  and unsubordinated  debt  rating or  counterparty  rating  from  Moody's,  a  long-term  unsecured  and unsubordinated debt rating or counterparty rating from Moody's of "A1".

                  "MOODY'S  SECOND  TRIGGER  RATINGS  EVENT"  means that no Relevant  Entity has credit  ratings from
                  Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                  "MOODY'S SECOND TRIGGER RATINGS  THRESHOLD"  means, with respect to Party A, the guarantor under an
                  Eligible Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A3" and a short-term  unsecured and unsubordinated debt rating from  Moody's  of  "Prime-2",  or (ii) if such  entity  does not have a  short-term  unsecured  and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A3".

                  "PERMITTED  TRANSFER"  means a transfer by novation by Party A pursuant to Section  6(b)(ii),  Part
                  5(d),  Part  5(b)(v),  Part 5(e) or the  second  sentence  of  Section 7 (as  amended  herein) to a transferee  (the  "TRANSFEREE")  of all,  but not less than all, of Party A's rights,  liabilities, duties and obligations  under this Agreement,  with respect to which transfer each of the following conditions  is  satisfied:  (a) the  Transferee  is an  Eligible  Replacement;  (b) Party A and the
                  Transferee  are both  "dealers  in  notional  principal  contracts"  within the meaning of Treasury regulations  section  1.1001-4 (in each case as certified  by such  entity);  (c) as of the date of such  transfer  the  Transferee  would not be required to withhold or deduct on account of Tax from any  payments  under this  Agreement  or would be required  to gross up for such Tax under  Section
                  2(d)(i)(4);  (d) an Event of  Default  or  Termination  Event  would  not occur as a result of such transfer;  (e)  pursuant  to a  written  instrument  (the  "TRANSFER  AGREEMENT"),  the  Transferee acquires and assumes all rights and  obligations  of Party A under the  Agreement  and the relevant
                  Transaction;  (f) Party B shall have determined,  in its sole discretion,  acting in a commercially reasonable  manner,  that such Transfer  Agreement is effective to transfer to the Transferee  all, but not less than all, of Party A's rights and  obligations  under the  Agreement  and all relevant
                  Transactions;  (g) Party A will be  responsible  for any costs or expenses  incurred in  connection with such transfer  (including any  replacement  cost of entering into a replacement  transaction);
                  (h) either (A) Moody's has been given prior  written  notice of such transfer and the Rating Agency
                  Condition  is  satisfied  with  respect to S&P or (B) each Swap Rating  Agency has been given prior written  notice of such  transfer  and such  transfer  is in  connection  with the  assignment  and assumption of this  Agreement  without  modification  of its terms,  other than party names,  dates relevant  to  the  effective  date  of  such  transfer,  tax  representations  (provided  that  the representations  in Part 2(a)(i) are not  modified)  and any other  representations  regarding  the status of the substitute  counterparty  of the type included in Part 5(b)(iv),  Part  5(v)(i)(2) or
                  Part 5(v)(ii),  notice  information and account details;  and (i) such transfer  otherwise complies with the terms of the Pooling and Servicing Agreement.

                  "RATING AGENCY  CONDITION"  means,  with respect to any particular  proposed act or omission to act hereunder and each Swap Rating Agency  specified in connection  with such proposed act or omission, that the party  acting or  failing  to act must  consult  with each of the  specified  Swap  Rating
                  Agencies  and  receive  from each such Swap Rating  Agency a prior  written  confirmation  that the proposed  action or inaction would not cause a downgrade or withdrawal of the  then-current  rating of any Certificates or Notes.

                  "RELEVANT  ENTITY"  means Party A and,  to the extent  applicable,  a  guarantor  under an Eligible
                  Guarantee.

                  "REPLACEMENT  TRANSACTION" means, with respect to any Terminated Transaction or group of Terminated
                  Transactions,  a transaction or group of transactions  that (i) would have the effect of preserving for Party B the economic  equivalent of any payment or delivery (whether the underlying  obligation was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent)
                  by the  parties  under  Section  2(a)(i)  in  respect of such  Terminated  Transaction  or group of
                  Terminated  Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required  after that Date,  and (ii) has terms which are  substantially  the same as this
                  Agreement,  including,  without limitation,  rating triggers,  Regulation AB compliance, and credit support  documentation,  save for the exclusion of provisions relating to Transactions that are not
                  Terminated Transaction.

                  "REQUIRED  RATINGS DOWNGRADE EVENT" means that no Relevant Entity has credit ratings at least equal to the  Required  Ratings  Threshold.  For  purposes  of  determining  whether a  Required  Ratings
                  Downgrade  Event has occurred,  each Relevant Entity shall provide its credit ratings to Party B in writing, upon request of Party B.

                  "REQUIRED  RATINGS  THRESHOLD"  means each of the S&P Required  Ratings  Threshold  and the Moody's
                  Second Trigger Ratings Threshold.

                  "S&P" means Standard & Poor's Rating Services,  a division of The McGraw-Hill  Companies,  Inc., or any successor thereto.

                  "S&P APPROVED  RATINGS  DOWNGRADE  EVENT" means that no Relevant Entity has credit ratings at least equal to the S&P Approved Ratings Threshold.

                  "S&P APPROVED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible
                  Guarantee or an Eligible  Replacement,  a short-term  unsecured and unsubordinated debt rating from
                  S&P of "A-1",  or, if such entity does not have a  short-term  unsecured  and  unsubordinated  debt rating from S&P, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from
                  S&P of "A+".

                  "S&P REQUIRED  RATINGS  DOWNGRADE  EVENT" means that no Relevant Entity has credit ratings at least equal to the S&P Required Ratings Threshold.

                  "S&P REQUIRED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible
                  Guarantee or an Eligible  Replacement,  a long-term  unsecured  and  unsubordinated  debt rating or counterparty rating from S&P of "BBB-".

                  "SWAP RATING AGENCIES" means, with respect to any date of  determination,  each of S&P and Moody's, to the extent that each such rating agency is then  providing a rating for any of the Class A-2 and
                  Class A-9 Certificates (the "Certificates") or any notes backed by the Certificates (the "Notes").

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

                                            BEAR STEARNS FINANCIAL PRODUCTS INC.

                                            By:  /s/ Leticia Chevere
                                                 Name:  Leticia Chevere
                                                 Title:    Authorized Signatory

                                            DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS INDIVIDUAL CAPACITY
                                            BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE FOR THE BENEFIT OF
                                            RALI SERIES 2007-QS5 SUPPLEMENTAL INTEREST TRUST

                                            By:      /s/ Amy Stoddard
                                               Name: Amy Stoddard

                                               Title: Authorized Signer

                                                      ANNEX A

                                     PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX

REFERENCE NUMBER:   FXNEC9356 and FXNEC9357

                                                      ANNEX A

                                                       ISDA(R)
                                                CREDIT SUPPORT ANNEX
                                               to the Schedule to the
                                               ISDA Master Agreement
                                         dated as of March 29, 2007 between
              Bear Stearns Financial Products Inc. (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                                        and

DEUTSCHE BANK TRUST COMPANY  AMERICAS,  NOT IN ITS  INDIVIDUAL  CAPACITY BUT SOLELY AS  SUPPLEMENTAL  INTEREST TRUST
TRUSTEE FOR THE BENEFIT OF RALI SERIES 2007-QS5  SUPPLEMENTAL  INTEREST TRUST (hereinafter  referred to as "PARTY B"
or "SECURED PARTY")

For the avoidance of doubt,  and  notwithstanding  anything to the contrary that may be contained in the  Agreement, this Credit  Support Annex shall relate solely to the  Transaction  documented in the  Confirmation  dated March 29,
2007, between Party A and Party B, Reference Number FXNEC9356 and FXNEC9357

PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a)      SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      CREDIT SUPPORT OBLIGATIONS.

(i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)      "DELIVERY  AMOUNT" has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words "upon a demand  made by the  Secured  Party  on or  promptly  following  a  Valuation  Date"  and inserting  in lieu  thereof  the words  "not  later  than the close of  business  on each
                           Valuation  Date" and (II) by deleting in its  entirety  the  sentence  beginning  "Unless otherwise  specified  in Paragraph  13" and ending  "(ii) the Value as of that  Valuation
                           Date of all Posted  Credit  Support  held by the Secured  Party." and  inserting  in lieu thereof the following:

                           The "DELIVERY  AMOUNT"  applicable  to the Pledgor for any Valuation  Date will equal the greatest of

                           (1)      the amount by which (a) the S&P Credit  Support  Amount for such  Valuation Date exceeds  (b) the  S&P  Value  as of such  Valuation  Date of all  Posted  Credit
                                    Support held by the Secured Party,

                           (2)      the amount by which (a) the Moody's  First  Trigger  Credit  Support  Amount for
                                    such  Valuation  Date  exceeds (b) the Moody's  First  Trigger  Value as of such
                                    Valuation Date of all Posted Credit Support held by the Secured Party, and

                           (3)      the amount by which (a) the Moody's  Second  Trigger  Credit  Support Amount for
                                    such  Valuation  Date exceeds (b) the Moody's  Second  Trigger  Value as of such
                                    Valuation Date of all Posted Credit Support held by the Secured Party.

(B)      "RETURN  AMOUNT" has the meaning  specified  in  Paragraph  3(b) as amended by deleting in its entirety the sentence  beginning  "Unless  otherwise  specified in Paragraph  13" and ending "(ii) the
                           Credit Support Amount." and inserting in lieu thereof the following:

                           The "RETURN  AMOUNT"  applicable to the Secured  Party for any Valuation  Date will equal the least of

                           (1)      the  amount by which (a) the S&P Value as of such  Valuation  Date of all Posted
                                    Credit  Support  held by the Secured  Party  exceeds (b) the S&P Credit  Support
                                    Amount for such Valuation Date,

                           (2)      the amount by which (a) the Moody's  First  Trigger  Value as of such  Valuation
                                    Date of all Posted  Credit  Support  held by the Secured  Party  exceeds (b) the
                                    Moody's First Trigger Credit Support Amount for such Valuation Date, and

                           (3)      the amount by which (a) the Moody's  Second  Trigger Value as of such  Valuation
                                    Date of all Posted  Credit  Support  held by the Secured  Party  exceeds (b) the
                                    Moody's Second Trigger Credit Support Amount for such Valuation Date.

(C)      "CREDIT SUPPORT  AMOUNT" shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date,  reference  shall be made to the S&P Credit Support  Amount,  the
                           Moody's First  Trigger  Credit  Support  Amount,  or the Moody's  Second  Trigger  Credit
                           Support  Amount,  in each  case  for such  Valuation  Date,  as  provided  in  Paragraphs
                           13(b)(i)(A) and 13(b)(i)(B), above.

(ii)     ELIGIBLE COLLATERAL.

                  The items set forth on the  schedule  of  Eligible  Collateral  attached as Schedule A hereto will qualify as "ELIGIBLE  COLLATERAL" (for the avoidance of doubt, all Eligible  Collateral  described in (D) and (E) of column one of the Collateral Schedule to be denominated in USD).

(iii)    OTHER ELIGIBLE SUPPORT.

                  The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

                  Not applicable.

(iv)     THRESHOLD.

(A)      "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

(B)      "THRESHOLD"  means,  with respect to Party A and any  Valuation  Date,  zero if (i) a Collateral  Event has occurred  and has been  continuing  (x) for at least 30 days or (y) since  this Annex was executed or (ii) a Required  Ratings  Downgrade  Event has  occurred  and is  continuing;
                           otherwise, infinity.

                           "THRESHOLD" means, with respect to Party B and any Valuation Date, infinity.

(C)      "MINIMUM  TRANSFER AMOUNT" means USD 100,000 with respect to Party A and Party B; provided,  however,  that if the aggregate  Certificate  Principal  Balance of the  Certificates  and the aggregate principal  balance of the Notes rated by S&P is at the time of any transfer less than USD
                           50,000,000, the "MINIMUM TRANSFER AMOUNT" shall be USD 50,000.

(D)      ROUNDING:  The  Delivery  Amount will be rounded up to the  nearest  integral  multiple of USD 10,000.  The
                           Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)      VALUATION AND TIMING.

(i)      "VALUATION AGENT" means Party A.

(ii)     "VALUATION  DATE" means each Local Business Day on which any of the S&P Credit Support Amount,  the Moody's
                  First Trigger  Credit  Support  Amount or the Moody's  Second  Trigger  Credit  Support  Amount is
                  greater than zero.

(iii)    "VALUATION  TIME" means the close of business in the city of the Valuation  Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable;  provided that the calculations  of Value and  Exposure  will be made as of  approximately  the same time on the same date. The Valuation  Agent will notify each party (or the other party,  if the Valuation  Agent is a party) of its  calculations  not later than the  Notification  Time on the applicable  Valuation
                  Date (or in the case of Paragraph  6(d),  the Local  Business Day  following the day on which such relevant calculations are performed)."

(iv)     "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(v)      EXTERNAL  CALCULATIONS.  At any time at which Party A (or,  to the extent  applicable,  its Credit  Support
                  Provider)  does not have a long-term  unsubordinated  and unsecured debt rating of at least "BBB+"
                  from S&P, the Valuation  Agent shall (at its own expense)  obtain  external  calculations of Party
                  B's Exposure  from at least two  Reference  Market-makers  on the last Local  Business Day of each calendar  month.  Any  determination  of the S&P  Credit  Support  Amount  shall  be  based on the
                  greatest  of  Party  B's  Exposure   determined  by  the  Valuation   Agent  and  such   Reference
                  Market-makers.   Such  external   calculation   may  not  be  obtained  from  the  same  Reference
                  Market-maker more than four times in any 12-month period.

(vi)     NOTICE TO S&P. At any time at which Party A (or, to the extent  applicable,  its Credit  Support  Provider)
                  does not have a long-term  unsubordinated  and unsecured  debt rating of at least "BBB+" from S&P, the  Valuation  Agent  shall  provide  to S&P not later  than the  Notification  Time on the Local
                  Business Day following  each  Valuation  Date its  calculations  of Party B's Exposure and the S&P
                  Value of any  Eligible  Credit  Support or Posted  Credit  Support for that  Valuation  Date.  The
                  Valuation Agent shall also provide to S&P any external marks of Party B's Exposure.

(d)      CONDITIONS  PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.  The following  Termination Events will be a
         "SPECIFIED  CONDITION"  for the party  specified  (that party being the Affected  Party if the  Termination
         Event occurs with respect to that party):  With respect to Party A and Party B: None.

(e)      SUBSTITUTION.

(i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii)     CONSENT.  If specified here as  applicable,  then the Pledgor must obtain the Secured  Party's  consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)      DISPUTE RESOLUTION.

(i)      "RESOLUTION  TIME" means 1:00 p.m. New York time on the Local  Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)     VALUE.  Notwithstanding  anything to the contrary in Paragraph  12, for the purpose of  Paragraphs  5(i)(C)
                  and 5(ii),  the S&P Value,  Moody's First Trigger Value,  and Moody's Second Trigger Value, on any
                  date, of Eligible Collateral other than Cash will be calculated as follows:

                  For Eligible  Collateral in the form of securities listed in Paragraph  13(b)(ii):  the product of
                  (1)(x) the bid-side  quotation at the Valuation Time for such securities on the principal national securities  exchange on which such securities are listed, or (y) if such securities are not listed on a national  securities  exchange,  the  arithmetic  mean of the  bid-side  quotations  for such securities  quoted at the Valuation Time by any three principal  market makers for such securities selected by the Valuation Agent, provided that if only two bid-side quotations are obtained,  then the  arithmetic  mean of such  two  bid-side  quotations  will be used,  and if only one  bid-side quotation  is obtained,  such  quotation  shall be used,  or (z) if no such bid price is listed or quoted for such date,  the bid price listed or quoted (as the case may be) at the  Valuation  Time for the day next  preceding  such date on which such prices were  available and (2) the applicable
                  Valuation Percentage for such Eligible Collateral.

(iii)    ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)      HOLDING AND USING POSTED COLLATERAL.

(i)      ELIGIBILITY TO HOLD POSTED  COLLATERAL;  CUSTODIANS.  Party B (or its  Custodian)  will be entitled to hold
                  Posted Collateral  pursuant to Paragraph 6(b), provided that the following  conditions  applicable to it are satisfied:

                  (1)      it is not a Defaulting Party.

                  (2)      Posted  Collateral  consisting of Cash or certificated  securities that cannot be paid or delivered  by  book-entry  may be held only in any state of the United  States  which has adopted the Uniform Commercial Code.

                  (3)      in the case of any Custodian for Party B, such Custodian  (or, to the extent  applicable, its parent company or credit  support  provider)  shall then have a short-term  unsecured and unsubordinated debt rating from S&P of at least "A-1".

                  Initially, the CUSTODIAN for Party B is: None

(ii)     USE OF POSTED  COLLATERAL.  The  provisions of Paragraph  6(c) will not apply to Party B, and Party B shall not have any right to use Posted Collateral or take any action specified in such Paragraph 6(c).

(h)      Distributions and Interest Amount.

(i)      INTEREST  RATE.  The "INTEREST  RATE" will be the actual  interest rate earned on Posted  Collateral in the form of Cash  that is held by  Party B or its  Custodian.  Posted  Collateral  in the form of Cash shall be invested in such  overnight  (or  redeemable  within two Local  Business  Days of demand)
                  Permitted  Investments  rated at least (x) AAAm or AAAm-G by S&P and (y) Prime-1 by Moody's or Aaa
                  by  Moody's,  as directed by Party A. Gains and losses  incurred in respect of any  investment  of
                  Posted  Collateral  in the form of Cash in Permitted  Investments  as directed by Party A shall be for the account of Party A.

(ii)     AMENDMENT  OF  PARAGRAPH  6(D)(I) -  DISTRIBUTIONS.  Clause  (d)(i) of  Paragraph  6 shall be  amended  and restated to read in its entirety as follows:

                  "(i)  Distributions.  Subject to  Paragraph  4(a),  if Party B receives  Distributions  on a Local
                  Business  Day, it will  Transfer to Party A not later than the  following  Local  Business Day any
                  Distributions  it receives to the extent that a Delivery  Amount would not be created or increased by that  Transfer,  as  calculated  by the Valuation  Agent (and the date of  calculation  will be deemed to be a Valuation Date for this purpose). "

(iii)    AMENDMENT  OF  PARAGRAPH  6(D)(II) - INTEREST  AMOUNT.  Clause  (d)(ii) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

                  "(ii)  INTEREST  AMOUNT.  In lieu of any  interest,  dividends or other  amounts paid with respect  to Posted  Collateral  in the form of Cash (all of which may be  retained  by the
                  Secured  Party),  the Secured  Party will  Transfer to the Pledgor on the 20th day of each calendar  month (or if such day is not a Local  Business Day, the next Local Business Day)
                  the Interest  Amount.  Any Interest Amount or portion thereof not Transferred  pursuant to this Paragraph will constitute  Posted  Collateral in the form of Cash and will be subject to the security  interest  granted  under  Paragraph 2. For  purposes of  calculating  the
                  Interest  Amount the amount of interest  calculated  for each day of the  interest  period shall be  compounded  monthly."  Secured  Party shall not be  obligated  to  transfer  any
                  Interest Amount unless and until it has received such amount.

(i)      ADDITIONAL REPRESENTATION(S).  There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)      "VALUE" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)     "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)      DEMANDS AND NOTICES.All  demands,  specifications and notices under this Annex will be made pursuant to the
         Notices Section of this  Agreement,  except that any demand,  specification  or notice shall be given to or made at the  following  addresses,  or at such other  address as the  relevant  party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

         If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

         If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

         If to Party B's Custodian:  at the address designated in writing from time to time.

(l)      ADDRESS FOR  TRANSFERS.  Each  Transfer  hereunder  shall be made to the address  specified  below or to an address specified in writing from time to time by the party to which such Transfer will be made.

         Party A account details for holding collateral:

                  Citibank, N.A., New York
                           ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                           Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                           Sub-account  Number: 102-04654-1-3
                  Attention: Derivatives Department

         Party B's Custodian account details for holding collateral:

                  Deutsche Bank Trust Company Americas
                  ABA 021-001-033
                  A/C # 01419663
                  A/C Name NYLTD Funds Control - Stars West
                  Ref: RALI 2007-QS5

(m)      OTHER PROVISIONS.

(i)      COLLATERAL  ACCOUNT.  Party B shall open and  maintain a  segregated  account,  which  shall be an Eligible
                  Account, and hold, record and identify all Posted Collateral in such segregated account.

(ii)     AGREEMENT  AS TO  SINGLE  SECURED  PARTY  AND  SINGLE  PLEDGOR.  Party A and  Party B  hereby  agree  that, notwithstanding  anything to the contrary in this Annex,  (a) the term "Secured  Party" as used in this Annex  means only Party B, (b) the term  "Pledgor"  as used in this Annex means only Party A,
                  (c) only Party A makes the  pledge  and grant in  Paragraph  2, the  acknowledgement  in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii)    CALCULATION  OF VALUE.  Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value,  Moody's  First  Trigger  Value,  Moody's  Second  Trigger  Value".  Paragraph
                  4(d)(ii) is hereby  amended by (A) deleting the words "a Value" and  inserting in lieu thereof "an
                  S&P Value,  Moody's First Trigger  Value,  and Moody's  Second Trigger Value" and (B) deleting the words "the Value" and  inserting in lieu thereof "S&P Value,  Moody's  First  Trigger  Value,  and
                  Moody's  Second  Trigger  Value".  Paragraph 5 (flush  language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value,  Moody's First  Trigger  Value,  or Moody's
                  Second  Trigger  Value".  Paragraph  5(i) (flush  language) is hereby amended by deleting the word
                  "Value" and inserting in lieu thereof "S&P Value,  Moody's First Trigger Value, and Moody's Second
                  Trigger  Value".  Paragraph  5(i)(C) is hereby  amended by deleting  the word "the Value,  if" and inserting in lieu thereof  "any one or more of the S&P Value,  Moody's  First  Trigger  Value,  or
                  Moody's Second Trigger Value,  as may be".  Paragraph  5(ii) is hereby amended by (1) deleting the first  instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P
                  Value,  Moody's First Trigger Value,  or Moody's Second Trigger Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value,  Moody's
                  First  Trigger  Value,  or Moody's  Second  Trigger  Value".  Each of  Paragraph  8(b)(iv)(B)  and
                  Paragraph  11(a) is hereby  amended by deleting  the word  "Value" and  inserting  in lieu thereof
                  "least of the S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

(iv)     FORM OF ANNEX.  Party A and Party B hereby agree that the text of  Paragraphs 1 through 12,  inclusive,  of this Annex is intended to be the printed form of ISDA Credit Support Annex  (Bilateral Form - ISDA
                  Agreements  Subject to New York Law Only  version) as  published  and  copyrighted  in 1994 by the
                  International Swaps and Derivatives Association, Inc.

(v)      EVENTS OF DEFAULT.  Clause (iii) of Paragraph 7 shall not apply to Party B.

(vi)     EXPENSES.  Notwithstanding  anything to the contrary in Paragraph 10, the Pledgor will be responsible  for, and will  reimburse the Secured  Party for, all transfer and other taxes and other costs  involved in any Transfer of Eligible Collateral.

(vii)    WITHHOLDING.  Paragraph 6(d)(ii) is hereby amended by inserting  immediately after "the Interest Amount" in the fourth line thereof  the words "less any applicable withholding taxes."

          (ix)    ADDITIONAL DEFINITIONS.  As used in this Annex:

                  "COLLATERAL  EVENT"  means  that no  Relevant  Entity has  credit  ratings  at least  equal to the
                  Approved Ratings Threshold.

                  "DV01" means,  with respect to a Transaction and any date of  determination,  the estimated change in the Secured Party's  Transaction  Exposure with respect to such  Transaction  that would result from a one basis  point  change in the  relevant  swap curve on such date,  as  determined  by the
                  Valuation  Agent in good  faith and in a  commercially  reasonable  manner.  The  Valuation  Agent shall,  upon request of Party B, provide to Party B a statement  showing in reasonable detail such calculation.

                  "EXPOSURE" has the meaning  specified in Paragraph 12, except that after the word  "Agreement" the words  "(assuming,  for this purpose  only,  that Part 1(f) of the Schedule is deleted)"  shall be inserted.

                   "LOCAL  BUSINESS DAY" means,  for purposes of this Annex:  any day on which (A) commercial  banks are open for business  (including  dealings in foreign exchange and foreign currency  deposits) in
                  New York  and the  location  of  Party A,  Party B and any  Custodian,  and (B) in  relation  to a
                  Transfer of Eligible Collateral,  any day on which the clearance system agreed between the parties for the  delivery of Eligible  Collateral  is open for  acceptance  and  execution  of  settlement instructions  (or in the  case of a  Transfer  of Cash or  other  Eligible  Collateral  for  which delivery is  contemplated  by other means a day on which  commercial  banks are open for  business
                  (including  dealings in foreign  exchange  and foreign  deposits)  in New York and the location of
                  Party A, Party B and any Custodian.

                  "MOODY'S FIRST TRIGGER CREDIT SUPPORT AMOUNT" means,  for any Valuation Date, the excess,  if any, of

                  (I)      (A)      for any Valuation  Date on which (I) a Moody's  First Trigger  Ratings Event has occurred and has been  continuing (x) for at least 30 Local Business Days or (y)
                                    since this Annex was executed and (II) it is not the case that a Moody's  Second
                                    Trigger  Ratings  Event has occurred and been  continuing  for at least 30 Local
                                    Business  Days,  an amount  equal to the  greater of (a) zero and (b) the sum of
                                    (i) the Secured  Party's  Exposure for such Valuation Date and (ii) the sum, for each  Transaction to which this Annex relates,  of the lesser of (x) the product of the Moody's First Trigger DV01  Multiplier and DV01 for such  Transaction and such  Valuation  Date and (y) the product of (i) Moody's First Trigger  Notional
                                    Amount Multiplier, (ii) if a Scale Factor is specified in such Transaction,  the
                                    Scale Factor (as defined in such  Transaction) for such  Transaction,  or, if no
                                    Scale Factor is specified in such  Transaction,  1 and (iii) the Notional Amount for such Transaction for the Calculation  Period for such  Transaction  (each as defined in the related Confirmation) which includes such Valuation Date, or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A such Valuation Date.

                  "MOODY'S FIRST TRIGGER DV01 MULTIPLIER" means 15.

                  "MOODY'S  FIRST  TRIGGER  VALUE"  means,  on any date and with respect to any Eligible  Collateral other than Cash,  the bid price  obtained by the Valuation  Agent  multiplied by the Moody's First
                  Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "MOODY'S FIRST TRIGGER NOTIONAL AMOUNT MULTIPLIER" means 2%.

                   "MOODY'S  SECOND TRIGGER CREDIT SUPPORT  AMOUNT" means,  for any Valuation  Date, the excess,  if any, of

                  (I)      (A)      for any  Valuation  Date on which it is the case that a Moody's  Second  Trigger
                                    Ratings Event has occurred and been  continuing  for at least 30 Local  Business
                                    Days, an amount equal to the greatest of (a) zero,  (b) the aggregate  amount of the next payment due to be paid by Party A under each  Transaction to which this
                                    Annex  relates,  and (c) the sum of (x) the Secured  Party's  Exposure  for such
                                    Valuation  Date  and (y) the sum,  for each  Transaction  to  which  this  Annex relates, of:

(1)      if such  Transaction  is not a  Transaction-Specific  Hedge,  the lesser of (i) the  product of the Moody's
                                            Second Trigger DV01  Multiplier and DV01 for such  Transaction  and such
                                            Valuation  Date and (ii) the product of (1) the Moody's  Second  Trigger
                                            Notional Amount  Multiplier,  (2) if a Scale Factor is specified in such
                                            Transaction,  the Scale Factor (as defined in such Transaction) for such
                                            Transaction,  or, if no Scale Factor is specified in such Transaction, 1 and (3) the Notional  Amount for such  Transaction  for the  Calculation
                                            Period  for  such   Transaction   (each  as   defined  in  the   related
                                            Confirmation) which includes such Valuation Date; OR

(2)      if such  Transaction is a  Transaction-Specific  Hedge, the lesser of (i) the product of the Moody's Second
                                            Trigger  Transaction-Specific  Hedge DV01  Multiplier  and DV01 for such
                                            Transaction  and such  Valuation  Date and (ii) the  product  of (1) the
                                            Moody's  Second  Trigger   Transaction-Specific  Hedge  Notional  Amount
                                            Multiplier, (2) if a Scale Factor is specified in such Transaction,  the
                                            Scale Factor (as defined in such Transaction) for such Transaction,  or, if no Scale  Factor  is  specified  in such  Transaction,  1 and (3) the
                                            Notional  Amount for such  Transaction  for the  Calculation  Period for such  Transaction  (each as defined in the related  Confirmation)  which includes such Valuation Date; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "MOODY'S SECOND TRIGGER DV01 MULTIPLIER" means 50.

                  "MOODY'S SECOND TRIGGER NOTIONAL AMOUNT MULTIPLIER" means 8%.

                  "MOODY'S SECOND TRIGGER TRANSACTION-SPECIFIC HEDGE DV01 MULTIPLIER" means 65.

                  "MOODY'S SECOND TRIGGER TRANSACTION-SPECIFIC HEDGE NOTIONAL AMOUNT MULTIPLIER" means 10%.

                  "MOODY'S  SECOND  TRIGGER  VALUE" means,  on any date and with respect to any Eligible  Collateral other than Cash,  the bid price obtained by the Valuation  Agent  multiplied by the Moody's Second
                  Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "REMAINING WEIGHTED AVERAGE MATURITY" means, with respect to a Transaction,  the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

                  "S&P CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

                  (I)      (A)      for any Valuation Date on which (i) an S&P Approved Ratings  Downgrade Event has occurred  and  been  continuing  for at  least  30 days  or (ii) a S&P  Required
                                    Ratings  Downgrade Event has occurred and is continuing,  an amount equal to the sum of (1) 100.0% of the Secured  Party's  Exposure for such  Valuation Date and
                                    (2) the sum, for each  Transaction to which this Annex  relates,  of the product of (i) the  Volatility  Buffer for such  Transaction,  (ii) if a Scale Factor is
                                    specified   in  such   Transaction,   the  Scale  Factor  (as  defined  in  such
                                    Transaction) for such  Transaction,  or, if no Scale Factor is specified in such
                                    Transaction,  1 and  (iii)  the  Notional  Amount  of such  Transaction  for the
                                    Calculation  Period  of  such  Transaction  (each  as  defined  in  the  related
                                    Confirmation) which includes such Valuation Date, or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "S&P VALUE" means,  on any date and with respect to any Eligible  Collateral  other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible  Collateral and (B)
                  the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

                  "TRANSACTION  EXPOSURE"  means, for any  Transaction,  Exposure  determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

                  "TRANSACTION-SPECIFIC  HEDGE" means any  Transaction  that is (i) an interest rate swap in respect of which (x) the notional  amount of the  interest  rate swap is "balance  guaranteed"  or (y) the notional  amount of the interest rate swap for any  Calculation  Period (as defined in the related
                  Confirmation)  otherwise  is not a specific  dollar  amount that is fixed at the  inception of the
                  Transaction,  (ii) an interest  rate cap,  (iii) an interest  rate floor or (iv) an interest  rate swaption.

                  "VALUATION  PERCENTAGE"  shall mean,  for purposes of  determining  the S&P Value,  Moody's  First
                  Trigger Value,  or Moody's Second Trigger Value with respect to any Eligible  Collateral or Posted
                  Collateral,  the applicable S&P Valuation Percentage,  Moody's First Trigger Valuation Percentage,
                  or Moody's Second Trigger Valuation  Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

                  "VALUE"  shall mean,  in respect of any date,  the related S&P Value,  the related  Moody's  First
                  Trigger Value, and the related Moody's Second Trigger Value.

                  "VOLATILITY BUFFER" means, for any Transaction,  the related percentage set forth in the following table.

                  ---------------------------- -------------- --------------- --------------- ---------------

                  The higher of  the S&P         Remaining      Remaining       Remaining       Remaining
                  credit rating of (i) Party     Weighted        Weighted        Weighted        Weighted
                  A and (ii) the Credit           Average        Average         Average         Average
                  Support Provider of            Maturity        Maturity        Maturity        Maturity
                  Party A, if applicable       up to 3 years  up to 5 years   up to 10 years  up to 30 years
                  ---------------------------- -------------- --------------- --------------- ---------------
                  ---------------------------- -------------- --------------- --------------- ---------------
                  "A-2" or higher                  2.75%          3.25%           4.00%           4.75%
                  ---------------------------- -------------- --------------- --------------- ---------------
                  ---------------------------- -------------- --------------- --------------- ---------------
                  "A-3"                            3.25%          4.00%           5.00%           6.25%
                  ---------------------------- -------------- --------------- --------------- ---------------
                  ---------------------------- -------------- --------------- --------------- ---------------
                  "BB+" or lower                   3.50%          4.50%           6.75%           7.50%
                  ---------------------------- -------------- --------------- --------------- ---------------

                                 [Remainder of this page intentionally left blank]

         IN WITNESS  WHEREOF,  the parties have executed this Annex by their duly authorized  representatives  as of the date of the Agreement.

BEAR STEARNS FINANCIAL PRODUCTS INC.                         DEUTSCHE   BANK  TRUST   COMPANY   AMERICAS,   NOT  IN  ITS
                                                             INDIVIDUAL  CAPACITY  BUT SOLELY AS  SUPPLEMENTAL  INTEREST
                                                             TRUST  TRUSTEE  FOR THE  BENEFIT  OF RALI  SERIES  2007-QS5
                                                             SUPPLEMENTAL INTEREST TRUST

By:   /s/ Leticia Chevere                                   By:    /s/ Amy Stoddard
      Name: Leticia Chevere                                        Name: Amy Stoddard
      Title:  Authorized Signatory                                 Title: Authorized Signer
      Date:                                                        Date:

                                                     SCHEDULE A

                                                ELIGIBLE COLLATERAL

                                                                                           MOODY'S            MOODY'S
   ISDA COLLATERAL ASSET                                                 S&P            FIRST TRIGGER     SECOND TRIGGER
     DEFINITION (ICAD)                                                VALUATION           VALUATION          VALUATION
           CODE                REMAINING MATURITY IN YEARS            PERCENTAGE          PERCENTAGE        PERCENTAGE
   (A)  US-CASH                            N/A                           100%                100%              100%
   (B)  EU-CASH                            N/A                          92.5%                98%                94%
   (C)  GB-CASH                            N/A                          94.1%                98%                95%
   (D)  US-TBILL
          US-TNOTE
          US-TBOND
                                        1 or less                       98.9%                100%              100%
                             More than 1 but not more than 2            98.0%                100%               99%
                             More than 2 but not more than 3            97.4%                100%               98%
                             More than 3 but not more than 5            95.5%                100%               97%
                             More than 5 but not more than 7            93.7%                100%               96%
                             More than 7 but not more than 10           92.5%                100%               94%
                            More than 10 but not more than 20           91.1%                100%               90%
                                       More than 20                     88.6%                100%               88%
   (E)  US-GNMA
          US-FNMA
          US-FHLMC
                                        1 or less                       98.5%                100%               99%
                             More than 1 but not more than 2            97.7%                100%               99%
                             More than 2 but not more than 3            97.3%                100%               98%
                             More than 3 but not more than 5            94.5%                100%               96%
                             More than 5 but not more than 7            93.1%                100%               93%
                             More than 7 but not more than 10           90.7%                100%               93%
                            More than 10 but not more than 20           87.7%                100%               89%
                                       More than 20                     84.4%                100%               87%
                                                                                         Rated Aa3 or
   (F) Fixed-Rate                                                Rated AAA or better      better by        Rated Aa3 or
        GA-EUROZONE-GOV                                                 by S&P             Moody's       better by Moody's
                                        1 or less                       98.8%                98%                94%
                             More than 1 but not more than 2            97.9%                98%                93%
                             More than 2 but not more than 3            97.1%                98%                92%
                             More than 3 but not more than 5            91.2%                98%                90%
                             More than 5 but not more than 7            87.5%                98%                89%
                             More than 7 but not more than 10           83.8%                98%                88%
                            More than 10 but not more than 20           75.5%                98%                84%

         The ISDA  Collateral  Asset  Definition  (ICAD) Codes used in this Schedule A are taken from the Collateral
         Asset  Definitions  (First Edition - June 2003) as published and  copyrighted in 2003 by the  International
         Swaps and Derivatives Association, Inc.